                                                                    EXHIBIT 10.1

                            O F F I C E   L E A S E


                                    Between

                         Shuwa Investments Corporation,

                           a California corporation,

                                       as

                                    Landlord

                                      and

                              BNC Mortgage, Inc.,

                            a California corporation

                                       as

                                     Tenant


                                 June 15, 1997

                               TABLE OF CONTENTS

                                                                            Page
1.   Parties................................................................  1

2.   Definitions............................................................  1
     2.1.  Basic Terms......................................................  1
     2.2.  Additional Terms.................................................  2

3.   Demise And Term........................................................  2

4.   Confirmation Of Commencement Date......................................  3

5.   Monthly Rent...........................................................  3

6.   Security Deposit.......................................................  3
     6.1.  General..........................................................  3
           6.2.1. General...................................................  4
           6.2.2. Application Of The L-C....................................  4

7.   Direct Expenses........................................................  5
     7.1.  Definitions......................................................  5
     7.2.  Comparison Year..................................................  5
     7.3.  Direct Expenses..................................................  5
           7.3.1.  Tax Expenses.............................................  5
     7.4.  Operating Expenses...............................................  6
     7.5.  Payment For Increases In Direct Expenses.........................  7
     7.6.  Manner Of Payment................................................  7
     7.7.  Final Statement..................................................  7
     7.8.  Changes For Which Tenant Is Directly Responsible.................  7

8.   Use Of Premises........................................................  8
     8.1.  Permitted Use....................................................  8
     8.2.  Restrictions On Use..............................................  8
     8.3.  Compliance With Laws.............................................  8

9.   Alterations And Additions..............................................  9
     9.1.  Landlord's Consent...............................................  9
           9.1.1.  Alterations Requiring Prior Notice.......................  9
           9.1.2.  Alterations Requiring Prior Consent......................  9
           9.1.3.  Other Terms..............................................  9
     9.2.  Ownership and Surrender..........................................  9
           9.2.1.  Alterations..............................................  9
           9.2.2.  Tenant's Property........................................ 10
     9.3.  Liens............................................................ 10
     9.4.  Additional Requirements.......................................... 10

10.  Repairs................................................................ 10

11.  Services And Utilities................................................. 11
     11.1. Landlord's Services.............................................. 11
           11.1.1.  HVAC.................................................... 11
           11.1.2.  Electricity............................................. 11
           11.1.3.  Water................................................... 11
           11.1.4.  Janitorial.............................................. 11
           11.1.5.  Restrictions On Use..................................... 11
     11.2. Extra Hours...................................................... 11
     11.3. Interruption Of Use.............................................. 12

12.  Entry By Landlord...................................................... 12

13.  Tenant's Insurance..................................................... 12
     13.1. Casualty Insurance............................................... 12


                             Table Of Contents - 1

                               TABLE OF CONTENTS

                                                                          Page
     13.2.  Public Liability And Property Damage Insurance...............  13
     13.3.  Loss Of Income Insurance.....................................  13
     13.4.  Policy Requirements..........................................  13
            13.4.1.  General Requirements................................  13
            13.4.2.  Additional Insureds.................................  13
            13.4.3.  Waivers Of Subrogation..............................  13
     13.5.  Tenant's Failure To Deliver Policies.........................  13

14.  Damage Or Destruction; Eminent Domain...............................  13
     14.1.  Landlord's Restoration.......................................  14
     14.2.  Rent Abatement...............................................  14
     14.3.  Exception To Abatement.......................................  14
     14.4.  Election To Terminate........................................  14
     14.5.  Eminent Domain...............................................  14
     14.6.  Business Interruption........................................  15
     14.7.  Waiver.......................................................  15

15.  Assignment And Subletting...........................................  15
     15.1.  Landlord's Consent Required..................................  15
     15.2.  Landlord's Right To Terminate Lease..........................  15
     15.3.  Consent By Landlord..........................................  15
     15.4.  Corporate And Partnership Transactions.......................  16
     15.5.  No Release Of Tenant.........................................  16
     15.6.  Additional Charges...........................................  16
     15.7.  Additional Terms.............................................  17
     15.8.  Subleases To Affiliates......................................  17

16.  Quiet Enjoyment.....................................................  17

17.  Mortgagee Protection................................................  17
     17.1.  Subordination................................................  17
     17.2.  Mortgagee's Liability........................................  18
     17.3.  Mortgagee's Right To Cure....................................  18

18.  Estoppel Certificates...............................................  18

19.  Default.............................................................  18
     19.1.  Vacation Or Abandonment......................................  18
     19.2.  Monetary Obligations.........................................  18
     19.3.  Non-Monetary Obligations.....................................  18
     19.4.  Insolvency...................................................  19
     19.5.  Occupancy Obligations........................................  19
     19.6.  Transfers....................................................  19
     19.7.  Estoppel Obligations.........................................  19
     19.8.  Guaranty Obligations.........................................  19
     19.9.  Insurance Obligations........................................  19

20.  Remedies For Default................................................  19
     20.1.  General......................................................  19
     20.2.  Redemption...................................................  20
     20.3.  Performance By Landlord......................................  20
     20.4.  Post-Judgment Interest.......................................  20

21.  Holding Over........................................................  20

22.  Indemnification And Exculpation.....................................  20
     22.1.  Definitions..................................................  20
            22.1.1.  Liabilities.........................................  20
            22.1.2.  Landlord's Affiliates And Tenant's Affiliates.......  20

                             Table of Contents - 2

                               TABLE OF CONTENTS

                                                                           Page
     22.2.  Indemnity.....................................................  20
     22.3.  Exemption Of Landlord From Liability..........................  21
     22.4.  Satisfaction Of Remedies......................................  21

23.  Rules And Regulations................................................  21

24.  Modification Of Lease................................................  21

25.  Brokers..............................................................  21

26.  Parking..............................................................  22

27.  Authority To Enter Into Lease........................................  22

28.  Relocation. [Intentionally Omitted]..................................  22

29.  Landlord Renovations.................................................  22

30.  Option To Extend Lease Term..........................................  23

31.  Successor Entity.....................................................  23

32.  General Provisions...................................................  24
     32.1.  Joint Obligation..............................................  24
     32.2.  Marginal Headings.............................................  24
     32.3.  Time..........................................................  24
     32.4.  Successors And Assigns........................................  24
     32.5.  Recordation...................................................  24
     32.6.  Late Charges..................................................  24
     32.7.  Prior Agreements; Amendment, Waiver...........................  24
     32.8.  Inability To Perform..........................................  25
     32.9.  Legal Proceedings.............................................  25
     32.10. Conveyance Of Premises........................................  25
     32.11. Name..........................................................  25
     32.12. Severability..................................................  25
     32.13. Waiver Of Trial By Jury.......................................  25
     32.14. Cumulative Remedies...........................................  25
     32.15. Choice Of Law.................................................  25
     32.16. Signs.........................................................  25
     32.18. Right To Lease................................................  26
     32.19. Presumptions..................................................  26
     32.20. Exhibits......................................................  26
     32.21. Submission Of Lease...........................................  26
     32.22. Meaning Of Terms..............................................  26
     32.23. Notices.......................................................  26
     32.24. Intentionally Deleted.........................................  26
     32.25. Transportation Management.....................................  26

                             Table of Contents - 3

                                LIST OF EXHIBITS



                  Exhibit "A" -  Premises Floor Plan



                  Exhibit "B" -  Tenant Work Letter




                  Exhibit "C" -  Lease Confirmation



                  Exhibit "D" -  Estoppel Certificate



                  Exhibit "E" -  Rules & Regulations



                  Exhibit "F" -  Letter Of Credit

                            O F F I C E   L E A S E

--------------------------------------------------------------------------------

1. Parties.
   -------

This Lease, dated for reference purposes only June 15, 1997, is made by and between Shuwa Investments Corporation, a California corporation ("Landlord"), and BNC Mortgage, Inc., a California corporation ("Tenant").

2. Definitions.
   -----------

   2.1  Basic Terms. As used in this Lease, the following terms shall have the
        -----------
meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease.

   (a) Premises:     Space A during the Space A Occupancy Period and the
                     Building for all periods after the Space A Occupancy
                     Period.

   (b) Building:     The office building located at 1063 McGaw, Irvine,
                     California 92714, including all plazas, lobbies, landscaped areas, office and commercial space and parking facilities located thereat.

   (c) Permitted     Professional and business office use (excluding any
       Use:          government and/or medical uses) consistent with the
                     character of the Building.

   (d) Lease Term:   Five (5) years.

   (e) Commencement  The earlier of (a) the date Tenant occupies all or a
       Date: portion of Space A (other than in connection with the construction of the same), and (b) the date that Space A is Ready for Occupancy (as defined in Exhibit "B", Section 3.1), which Commencement Date is anticipated to be September 1, 1997.


   (f) Expiration    The last day of the month in which the fifth (5th)
       Date:         anniversary of the Commencement Date occurs.

   (g) Monthly Rent: $42,781.70 until the Space B Commencement Date and thereafter $71,198.40. (If the Space B Commencement Date occurs on a date other than the first day of a month, the rent for such month shall be prorated accordingly based on the number of days in such month that the Monthly Rent is $42,781.70 and the number of days in such month that the Monthly Rent is $71,198.40.)

   (h) Rentable      32,909 rentable square feet until the Space B Commencement
       Area:         Date and thereafter 54,768 rentable square feet (which
                     amounts shall be conclusive for all purposes hereunder).

   (i) Base Year:    The calendar year 1998.

   (j) Tenant's      100% (which shall be conclusive for all purposes
       Share:        hereunder).

   (k) Security      $71,198.40.
       Deposit:

   (l) Landlord's    Shuwa Leasing Corporation.
       Broker:

   (m) Tenant's      The MacArthur Group Commercial Real Estate Services.
       Broker:

   (n) Tenant's      BNC Mortgage, Inc., 1740 East Garry Avenue, Suite 109,
       Notice        Santa Ana, California 92705, Attention: Evan R. Buckley,
       Address Prior President; with copy to: Catherine Hanan, Esq., 2049
       To            Century Park East, Suite 3100, Los Angeles,
       Commencement: California 90067.

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

   2.2 Additional Terms.
       ----------------

   (a) Land:         The parcel or parcels of land upon which the Building is
                     located.

   (b) Lease Year:   Each twelve (12) month period during the Lease Term with
                     the first Lease Year commencing upon the Commencement Date and ending on the last day of the eleventh (11th) calendar month thereafter and the second (2nd) and each succeeding
                     Lease Year commencing on the first day of the next calendar month, and with the last Lease Year ending on the Expiration Date.

   (c) Space A       That certain space consisting of approximately 32,909
                     rentable square feet of space as designated as Space A on the attached Exhibit A.

   (d) Space B       That certain space consisting of approximately 21,859
                     rentable square feet of space as designated as Space B on the attached Exhibit A.

   (e) Space B       The date that is the earlier of: (a) the date Tenant
       Commencement  occupies all or a portion of Space B for the purposes of
       Date          conducting business therein, or (b) the date which is one
                     hundred eighty (180) days following the Commencement Date subject to the adjustments set forth in Section 3.1.

   (f) Space A       The period starting with the Commencement Date and ending
       Occupancy     on the Space B Commencement Date.
       Period


   (e) Landlord's    Shuwa Investments Corporation, North America Building
       Notice        Management Corporation, 3200 Bristol Street, Suite 710,
       Address:      Costa Mesa, California 92626, Attention: Property
                     Management; with a copy to: Shuwa Investments Corporation, North America Building Management Corporation, 515 South
                     Flower Street, Suite 500, Los Angeles, California 90071-
                     2205, Attention: Asset Management.

3. Demise And Term.
   ---------------

   3.1 Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to all of the terms, covenants and conditions in this Lease. The Premises are leased for the Lease Term, which shall commence on the Commencement Date and shall expire on the Expiration Date, unless sooner terminated pursuant to the provisions of this Lease.

   3.2 If the Commencement Date is specified as a specific calendar date and Landlord shall fail to deliver the Premises on such date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, or extend the term hereof; but in such case, Tenant shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. If a calendar date is referenced as an anticipated Commencement Date, or a Ready For Occupancy date, such anticipated date shall not affect the determination of the actual Commencement Date, or Ready For Occupancy date, nor shall Landlord be subject to any liability because the Commencement Date, or Ready For Occupancy date did not occur on such anticipated date

   3.3 Provided that Tenant has not occupied Space B for the purpose of conducting business at an earlier date, the Space B Commencement Date shall occur one hundred eighty (180) days following the Commencement Date (and thereupon Tenant shall commence paying the full rent of $71,198.40 per month) whether or not Space B is Ready for Occupancy. Tenant shall be entitled for one day of rent abatement for the rent proportionate to Space B (39.91%) for each day that Landlord takes longer than the Space B Build-Out Period (as defined below) to make Space B Ready for Occupancy pursuant to the work to be performed to Space B (the "Space B Work") as provided in the Work Letter.

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

     3.3.1. The Space B Build-Out Period shall commence on the date Tenant has submitted to Landlord the Final Space Plan for the Space B Work and shall end one hundred twenty (120) days later, provided that such one hundred twenty (120) day period shall be increased for each day that the Space B Work is delayed due to: (i) Force Majeure (as defined in Section 30.8); (ii) any Tenant Delay (as defined in the Work Letter); or (iii) due to the Final Plans for the Space B Work requiring materials, components, finishes or improvements which are not available in a commercially reasonable time given the expectation that the Space B shall be built-out with standard office materials, components and finishes and as permitted with a budget of Ten Dollars ($10.00) per rentable square foot of space. To illustrate the application of the foregoing; in the event that: (i) the Commencement Date was September 15, 1997; (ii) Tenant submitted to Landlord Final Plans for Space B on March 1, 1998; (iii) Landlord made Space B Ready for Occupancy on July 15, 1998; and (iv) two (2) days of Tenant Delays, one (1) day of Force Majeure delays, one (1) day of delays attributable to non-standard materials was applicable, then Tenant would pay the full rent for the Premises ($71,198.40 per month) commencing March 14, 1998, and as of July 15, 1998, Landlord would compensate Tenant with thirteen (13) days of rent abatement for Space B, for total rent abatement in the amount of Ten Thousand Eighty-Two and 78/100 Dollars ($10,082.78) ($71,198.40 x .3991 divided by 31 x 11).

     3.3.2. For any period following the Space B Commencement Date and prior to the commencement of the Space B Work, Tenant may use and occupy Space B, provided: (i) Tenant shall be solely responsible for obtaining any certificate of occupancy or other governmental approvals or authorizations (if any) that may be required to occupy Space B and shall not receive any rent abatement for Space B in the event such approval is not obtained or cannot be obtained; (ii) prior to the commencement of the Space B Work, Tenant shall have entirely vacated Space B, removed all personal property therefrom. Tenant shall not receive any rent abatement for Space B during the performance of the Space B Work, except, as provided 3.3.1. above to the extent that Space B is not Ready for Occupancy at the end of the Space B Build-Out Period.

4. Confirmation Of Commencement Date.
   ---------------------------------

Upon Landlord's request, Tenant shall confirm the Commencement Date and the Space B Commencement Date, each by executing a lease confirmation in the form attached hereto as Exhibit "C", in writing, but Tenant's failure to do so shall not affect the commencement of the Lease Term.

5. Monthly Rent.
   ------------

Tenant shall pay to Landlord as rent for the Premises the Monthly Rent as set forth in Article 2.1 (g). The Monthly Rent shall be payable in advance on or before the first day of the first full calendar month of the Lease Term (the "First Month") and on or before the first day of each successive calendar month thereafter during the Lease Term, except that the Monthly Rent for the First Month shall be paid upon Tenant's execution of this Lease. The Monthly Rent for any period during the Lease Term which is for less than one (1) month shall be prorated based on a thirty (30) day month. The Monthly Rent and all other rent hereunder shall be paid without prior notice or demand, without deduction or offset, in lawful money of the United States of America which shall be legal tender at the time of payment, at the office of the Building or to another person or at another place as Landlord may from time to time designate in writing. The term "additional rent" means all other amounts payable by Tenant to Landlord hereunder (whether or not designated as additional rent).

6. Security Deposit.
   ----------------

   6.1 General. Upon the execution of this Lease, Tenant shall deposit the
       -------
Security Deposit with Landlord. The Security Deposit shall be held by Landlord as security for the performance of all of Tenant's obligations during the Lease Term. Each time the Monthly Rent is increased, Tenant shall deposit additional cash with Landlord sufficient to increase the Security Deposit to an amount which bears the same proportion to the increased Monthly Rent as the initial Security Deposit bore to the initial Monthly Rent. Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to, use, apply or retain all or any part of the Security Deposit for the payment of any rent in default, or any other Liabilities which Landlord may incur as a result of or in connection with Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its previous amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to receive interest on the Security Deposit. If Tenant complies with all of the

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

provisions of this Lease, the unused portion of the Security Deposit shall be returned to Tenant (or, at Tenant's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration or sooner termination of the Lease Term and the surrender of possession of the Premises to Landlord in the condition required hereby. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

   6.2 Letter Of Credit.
       ----------------

     6.2.1. General. In addition to depositing with Landlord a Security Deposit,
            -------
Tenant shall deliver to Landlord concurrent with Landlord's execution of this Lease, an unconditional, clean, irrevocable letter of credit (the "L-C") in the initial amount of Six Hundred Thousand Dollars ($600,000.00) (the "L-C Amount"), which L-C shall be issued by a money center bank (a bank which accepts deposits, maintains accounts, has a local Los Angeles office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord, and which L-C shall be in a form and content as set forth in Exhibit "F", attached hereto. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C. Provided Tenant is not then in Default under the Lease and has not been in Default more than twice under the Lease up to such date, the amount of the L-C shall be reduced to Two Hundred Fifty Thousand Dollars ($250,000.00) at the end of the forty-eighth month (48th) of the Lease term.

     6.2.2. Application Of The L-C. The L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of the Lease to be kept and performed by Tenant during the Lease Term. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If a default (as provided in Section 19) occurs with respect to any of Tenant's obligations under the Lease (a "Default"), including, but not limited to the provisions relating to the payment of rent, or if Tenant fails to renew the L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the L-C for payment of any rent or any other sum in Default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's Default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's Default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's Default. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by the Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the L-C which is drawn upon by Landlord, but is not used or applied by Landlord, shall be held by Landlord and deemed a security deposit (the "L-C Security Deposit"). If any portion of the L-C is drawn upon, Tenant shall, within ten (10) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under the Lease, or (ii) reinstate the L-C to the amount then required under the Lease, and if any portion of the L-C Security Deposit is used or applied, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under the Lease, and Tenant's failure to do so shall be a Default under the Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in the Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the L-C Security Deposit and/or the L-C to the transferee or mortgagee for the return of the L-C Security Deposit and/or the L-C. If Tenant shall fully and faithfully perform every provision of the Lease to be performed by it, the L-C Security Deposit and/or the L-C, or any balance thereof, shall be returned to Tenant within thirty (30) days following the expiration of the Lease Term. No subletting or assignment of this Lease (including any subletting pursuant to Section 15.8 or any assignment pursuant to 31 of the Lease) shall affect the enforceability of the L-C unless, in the event of a complete assignment of the Lease, a replacement L-C is executed by the assignee under the same terms and conditions as the L-C. Landlord may condition the effectiveness of any assignment of this Lease on such a replacement letter of credit.

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

7. Direct Expenses.
   ---------------

   7.1.  Definitions. As used in this Lease, the following terms have the
         -----------
meanings set forth below.

   7.2.  Comparison Year. Each calendar year after the Base Year, all or any
         ---------------
portion of which falls within the Lease Term.

   7.3.  Direct Expenses. The sum of Tax Expenses and Operating Expenses.
         ---------------

     7.3.1.  Tax Expenses. All federal, state, county, or local governmental or
             ------------
municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, open space charges, housing fund assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall pay or incur because of or in connection with the ownership, leasing and operation of the Building and Land.

       7.3.1.1.  Tax Expenses shall include, without limitation:

          (i) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Building's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

          (ii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

          (iii) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

          (iv) Any possessory taxes charged or levied in lieu of real estate taxes.

       7.3.1.2. The amount of Tax Expenses for the Base Year attributable to the valuation of the Building and Land, inclusive of tenant improvements, shall be known as "Base Taxes". If, in any Comparison Year subsequent to the Base Year, the amount of the Tax Expenses decreases, then for purposes of all subsequent Comparison Years, including the Comparison Year in which such decrease in Tax Expenses occurred, the Base Taxes shall be deemed to be reduced by the amount of such decrease

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OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

in Tax Expenses.

       7.3.1.3. Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Operating Expenses in the calendar year to which such Tax Expenses relate. Upon finalization of all processes or procedures to reduce Tax Expenses for the calendar year in question and any appeals in connection therewith, tax refunds shall be deducted from Tax Expenses in the calendar year to which such tax refunds relate.

       7.3.1.4. Notwithstanding anything to the contrary contained in this
Section 7.3.1.4 (except as set forth in Section 7.3.1.1 or levied in whole or part in lieu of Tax Expenses), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 7.5 of this Lease.

       7.3.1.5. Notwithstanding anything to the contrary provided above, assessments against the Property which may, at the owner's option, be paid in installments or in one lump sum payment, shall be paid in installments and such installments shall be included in the taxes payable under this section.

   7.4.  Operating Expenses. All costs and expenses of managing, operating,
         ------------------
maintaining and repairing the Building and the Land ("Operating Expenses"), including, but not limited to: water and sewer charges; insurance premiums for all insurance policies deemed necessary by Landlord; janitorial services; wages of employees engaged in the operation, maintenance or repair of the Building or the Land, including all customary employee benefits, Worker's Compensation and payroll taxes; management fees, or, if no managing agent is retained for the Project, a sum in lieu thereof which is not in excess of the prevailing rate, as reasonably determined by Landlord, for management services charged by professional management companies for the operation of similar buildings; legal, accounting and other consulting fees; the cost of air conditioning, heating, ventilation, electricity, water and other services and utilities; elevator maintenance; costs incurred in connection with the Building which relate to the operation, repair, maintenance and replacement of all systems, equipment or facilities which serve the Building in the whole or in part, the cost of capital improvements (i) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or any portion thereof, and (ii) that are required under any governmental law or regulation that is then being enforced by a federal, state or local governmental agency; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost with the interest rate fixed at the time such expenditure is placed in service) over its useful or such shorter life as Landlord shall reasonably determine; costs of the replacement of floor coverings or wall treatments in the common areas of the Building, supplies, materials, equipment and tools; and maintenance, restoration and repair of all parking and common areas. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include (A) except as otherwise set forth above in this Section 7.4, bad-debt expenses, depreciation, interest and amortization on mortgages, or ground lease payments, if any; (B) real estate brokers' leasing commissions; (C) the cost of providing any service directly to and paid directly by any tenant; (D) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (E) costs of any items to the extent Landlord receives reimbursement from insurance proceeds (such proceeds to be excluded from Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses) or from a third party; (F) costs of capital improvements, except those set forth in this Section 7.4, or those includable in Operating Expenses pursuant to an application by Landlord of sound real estate management principles; (G) marketing costs, including leasing commissions, space planning costs and attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, and subleases and/or assignments incurred in connection with present or prospective tenants or other occupants of the Building, including attorneys' fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Building (except to the extent such dispute may benefit the Building or a majority of the tenants therein); (H) except as otherwise permitted above in this Section 7.4, costs, including permit, license and inspection costs, incurred with respect to the installation of other tenants' or occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Building; (I) rentals and other related expenses for leasing a heating, ventilation and air conditioning system, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Building) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses

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OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

pursuant to this Lease; (J) expenses in connection with material services or other material benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building, without charge; (K) overhead and profit increment paid to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; (L) advertising and promotional expenditures, and costs of installing signs in or on the Building identifying the owner of the Building or other tenants' signs; and (M) electric power costs or other utility costs for which any tenant directly contracts with the local public service company. Notwithstanding anything to the contrary, the costs of the initial improvements to be constructed at the Building pursuant to this Lease shall not be included (as a capital costs or otherwise) in determining the Operating Costs for the Base Year or any Comparison Year.

   7.5  Payment For Increases In Direct Expenses. If the Direct Expenses paid or
        ----------------------------------------
incurred by Landlord in any Comparison Year increase over the Direct Expenses paid or incurred for the Base Year, Tenant shall pay, as additional rent, Tenant's Share of the increase in the manner set forth in this article. If, during any period in the Base Year or a Comparison Year, less than one hundred percent (100%) of the rentable area of the Building is occupied, the Direct Expenses for that year shall be adjusted to what the Direct Expenses would have been if one hundred percent (100%) of the rentable area of the Building had been occupied throughout that year. Tenant's Share of increases in Direct Expenses shall be prorated for any partial Comparison Year which falls within the Lease Term. In no event shall the components of Direct Expenses for any Expense Year related to electrical costs be less than the components of Direct Expenses related to electrical costs in the Base Year. Finally, notwithstanding anything to the contrary set forth in this Article 7, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and any capital improvement or expenditure and any amortization of the costs of any capital improvements or expenditures.

   7.6  Manner Of Payment. Landlord shall deliver to Tenant a statement showing
        -----------------
Landlord's reasonable estimate of the Direct Expenses for each Comparison Year (commencing with the first Comparison Year of 1999) and the amount of Tenant's Share of any increase in Direct Expenses based on such estimate. Commencing as of the first day of each Comparison Year, Tenant shall pay to Landlord, at the times and in the manner provided herein for the payment of Monthly Rent, one-twelfth (1/12) of Tenant's Share of any increases as shown by Landlord's statement. If Landlord's statement is furnished after January 1 of a Comparison Year, then on or before the first day of the first calendar month following Tenant's receipt of Landlord's statement, in addition to the monthly installment of Tenant's Share of any increases due on that date, Tenant shall pay the amount of Tenant's Share of any increases for each calendar month or fraction thereof that has already elapsed in such Comparison Year.

   7.7  Final Statement. After the end of each Comparison Year (including the
        ---------------
Comparison Year in which the Lease Term terminates), Landlord shall deliver to Tenant a final statement of the actual Direct Expenses for such Comparison Year. Within ten (10) days of delivery of each final statement, Tenant shall pay Landlord the amount due for Tenant's Share of any increases in the Direct Expenses. Tenant shall have thirty (30) days after delivery of Landlord's final statement to object in writing to the accuracy of the statement. If Tenant does not object within such thirty (30) day period, Landlord's final statement shall be conclusive and binding on Tenant. Objections by Tenant shall not excuse or abate Tenant's obligation to make the payments required under this Section 7.7 (or under Section 7.6) pending the resolution of Tenant's objection. Any credit due Tenant for overpayment of Tenant's Share of any increases in the Direct Expenses shall be credited against the installments of Monthly Rent next coming due, provided credits for overpayments for the Comparison Year in which this Lease terminates shall be paid thirty (30) days following the delivery of the final statement of such Comparison Year.

   7.8  Changes For Which Tenant Is Directly Responsible. Tenant shall reimburse
        ------------------------------------------------
Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when: (i) such taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord; (ii) such taxes are assessed upon or with respect to

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OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Land or Building or the parking spaces granted to Tenant under this Lease; (iii) such taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or (iv) subject to the last sentence of Section 7.4 above, such assessments are levied or assessed upon the Land or Building or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements including, but not limited to, any amounts paid in connection with Metrorail.

8. Use Of Premises.
   ---------------

   8.1  Permitted Use. Tenant shall use the Premises only for the Permitted Use
        -------------
and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, provided Landlord shall not unreasonably withhold its consent to any non-industrial, non-manufacturing change in use which is permitted under all Applicable Laws (which permissibility shall be determined without any conditional use permit or any other special permit that may be obtainable) and which in no event increases the burden to the operating systems (e.g. plumbing, electrical, HVAC or elevators) of the Premises, increases the insurance payable with respect to the Premises or the likely use of any hazardous materials.

   8.2  Restrictions On Use. Tenant shall not do or permit anything to be done
        -------------------
in or about the Premises nor bring or keep anything therein which will: (a) increase the existing rate of, cause the cancellation of or otherwise adversely affect any casualty or other insurance for the Building or any part thereof or any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Building or any portion thereof; (c) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; or (d) cause any nuisance in or about the Premises or the Building. Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages or for the manufacture, retail sale or auction of merchandise, goods or property of any kind, or as a school or classroom, or for any unlawful or objectionable purpose. Tenant shall not commit or allow to be committed any waste to the Premises or the Building. In no event shall the terms of this Section 8.2 prohibit the operation of a lunch room for the employees and agents of Tenant.

   8.3  Compliance With Laws. Tenant shall not use the Premises or permit
        --------------------
anything to be done in or about the Premises, the Building or the Land which will in any way conflict with or violate any present or future law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any present or future governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Tenant shall, at its expense, promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, with respect to the tenant improvements located in or about the Premises or with respect to the Building common areas on the floor or floors containing the Premises. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Section 8.3. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding (whether Landlord is a party or not) that Tenant has violated any Laws shall be conclusive of that fact as between Landlord and Tenant.

   8.4  Landlord's Obligations Regarding Pre-Existing Hazardous Materials. In no
        -----------------------------------------------------------------
event shall Tenant have any obligation to take any action with respect to Hazardous Materials existing at the Premises as of the date Tenant occupies the Premises ("Pre-Existing Hazardous Materials"). Landlord represents that, to the best of its knowledge, as of the date hereof, no Hazardous Materials exist at the Premises which will require any remediation action under any applicable, law rule or regulation. Landlord shall comply at its own sole cost and expense with any laws, rules or regulations requiring action with respect to such Pre-Existing Hazardous Materials. In no event shall Tenant be deemed to have caused or

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

contributed to a hazardous substance being on the Premises if, in the course of making tenant improvements, alterations or modifications, asbestos is found on the Premises and is required to be inspected and/or removed. Any and all such costs relating to asbestos in the Premises prior to its delivery to Tenant (including investigation and removal of) shall be borne by Landlord.

9.  Alterations And Additions.
    -------------------------

    9.1  Landlord's Consent.
         ------------------

       9.1.1.  Alterations Requiring Prior Notice. Tenant shall not make or
               ----------------------------------
permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to or of the Building or the Premises or any part thereof, without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required (but Tenant must provide prior written notice) for minor, cosmetic decorations of the Premises such as wall coverings, wall hangings and built-in cabinetry, nor for the installation of furnishings and, subject to the provisions of Section 11.2, office equipment, computer and telephone cabling (provided Tenant shall, at its sole costs and expense, repair any damage to the Premises caused by such installations) (collectively, "Cosmetic Alterations"). "Alterations" shall not be deemed to include the initial leasehold improvements described in Exhibit B.

       9.1.2.  Alterations Requiring Prior Consent. Landlord will not
               -----------------------------------
unreasonably withhold its consent to any Alterations provided and upon the condition that all of the following conditions (which shall not apply to Cosmetic Alterations) shall be satisfied: (a) the Alterations do not affect the outside appearance of the Building; (b) the Alterations are nonstructural; (c) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (d) the Alterations do not affect the functioning of the heating, ventilating and air conditioning ("HVAC"), mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant; (e) Landlord shall have approved the final plans and specifications for the Alterations and all contractors (including subcontractors) who will perform them; (f) Tenant agrees to pay to Landlord (i) a fee for Landlord's indirect costs, field supervision or coordination in connection with the Alterations equal to five percent (5%) of the estimated cost of the Alterations, and (ii) the reasonable costs and expenses actually incurred by Landlord in reviewing Tenant's plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with Laws, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose; and (g) before proceeding with any Alteration which will cost more than Ten Thousand Dollars ($10,000.00) (exclusive of the costs of items constituting Tenant's Property, as defined in Section 9.2), Tenant obtains and delivers to Landlord, a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion.

       9.1.3.  Other Terms. Not less than fifteen (15) days nor more than twenty
               -----------
(20) days prior to commencement of any Alterations (including, without limitation, Cosmetic Alterations), Tenant shall notify Landlord of the work commencement date so that Landlord may post notices of nonresponsibility about the Premises. All Alterations must comply with all Laws, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of Alterations. Landlord's review and approval of Tenant's plans and specifications are solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations, the plans and specifications therefor, or any other matter regarding the Alterations. Tenant shall deliver to Landlord a complete set of "as built" plans and specifications for each Alteration.

    9.2  Ownership and Surrender.
         -----------------------

       9.2.1.  Alterations. Upon their installation, all Alterations, including,
               -----------
but not limited to, cabling, wall covering, paneling and built-in cabinetry, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property"), shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises. However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon demand by Landlord, at Tenant's expense, immediately remove any Alterations made

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

by Tenant which are designated by Landlord to be removed and repair any damage to the Premises caused by such removal.

       9.2.2.  Tenant's Property. Upon the expiration or sooner termination of
               -----------------
the Lease Term, Tenant shall immediately remove Tenant's Property from the Premises and repair any damage to the Premises caused by the installation, use or removal of Tenant's Property. If Tenant fails to remove Tenant's Property on or before the expiration or sooner termination of the Lease Term, (i) Tenant's Property shall be, at Landlord's option, deemed abandoned by Tenant, (ii) Tenant hereby waives any statutory or common law rights to Tenant's Property or to assert the means by which Landlord disposes of Tenant's Property, (iii) Tenant agrees that Landlord may keep or dispose of Tenant's Property in any manner Landlord desires, without liability to Tenant therefor, and (iv) Tenant shall be obligated to promptly reimburse Landlord for any costs incurred by Landlord in removing and disposing of Tenant's Property (and for any costs incurred by Landlord in repairing the Premises as a result of the installation, use or removal of Tenant's Property).

   9.3  Liens. Tenant shall pay when due all claims for labor, materials and
        -----
services furnished by or at the request of Tenant or Tenant's Affiliates. Tenant shall keep the Premises, the Building and the Land free from all liens, security interests and encumbrances (including, without limitation, all mechanic's liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided for or at the request of Tenant or Tenant's Affiliates, or any other act or omission of Tenant or Tenant's Affiliates, or persons claiming through or under them (such liens, security interests and encumbrances singularly and collectively are herein called "Liens"). Tenant shall not use materials in connection with the Alterations that are subject to any Liens. Tenant shall indemnify Landlord and Landlord's Affiliates for, and hold Landlord and Landlord's Affiliates harmless from and against: (a) all Liens; (b) the removal of all Liens and any actions or proceedings related thereto; and (c) all Liabilities incurred by Landlord or Landlord's Affiliates in connection with the foregoing. If Tenant fails to keep the Premises, the Building and the Land free from Liens, then, in addition to any other rights and remedies available to Landlord, Landlord may take any action necessary to discharge such Liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, all Liabilities so incurred by Landlord, without regard to any defense or offset that Tenant may have had against the claimant. Neither Landlord's curative action nor the reimbursement of Landlord by Tenant shall cure Tenant's default in failing to keep the Premises, the Building and the Land free from Liens. In the event that any lien is imposed against the Premises for which Tenant is responsible hereunder and such lien is completely covered by an enforceable bond obtained by Tenant in favor of Landlord, the existence of such lien shall not be a default hereunder as long as such bond remains enforceable.

   9.4  Additional Requirements. Alterations shall comply with all Laws and
        -----------------------
Tenant shall be solely responsible for, shall comply with, and shall perform any work required by any and all Laws in any way arising out of or in connection with the Alterations. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and with all applicable insurance requirements, and in a good, first-class and workmanlike manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's Affiliates. Alterations shall be performed so as not to interfere with any other tenant in the Building, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance, repair or operation of the Building. Throughout the performance of the Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to the insurance described in Article 13, (a) Workers' Compensation insurance in statutory limits, (b) "Builder's All Risk" insurance in an amount approved by Landlord, and (c) such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations.

10.  Repairs.
     -------

Except as provided below, the Premises shall be delivered to Tenant in an "as is" and "all faults" condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof either prior to or during the Lease Term except to the extent expressly provided in the Tenant Work Letter. Except as otherwise set forth in this Lease, by accepting possession

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

of the Premises, Tenant shall be deemed to have acknowledged that the Premises are suitable for its purposes and in good condition and repair. Subject to Landlord's obligations with respect to the Building Structure and Systems (as defined below) Tenant, at its expense, shall keep the Premises and every part thereof in good condition and repair and shall, upon the expiration or sooner termination of the Lease Term, surrender the Premises to Landlord broom clean and in good condition and repair, ordinary wear and tear excepted. Tenant waives all rights to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar Laws now or hereafter in effect.

Subject to the terms of Section 14 in the event of a casualty, Landlord shall maintain the following structural elements and systems of the Building that are delivered as of the Commencement Date or the Space B Commencement Date (the "Building Structure and Systems"): foundation, structural walls, roof, elevators, plumbing, electrical system and HVAC system in good condition and repair.

The parties acknowledge that certain settling problems have existed in the recent past with respect to the Premises which may have affected or may in the future affect the Building Structure and Systems. In the event any repair work is required to the Building Structure and Systems due to settling problems such work shall be deemed a repair of damage due to a casualty under Section 14 herein; provided, Landlord's right to terminate this Lease, as provided in
Section 14, shall arise only if the costs of repairing such damage exceeds One Hundred Thousand Fifty Dollars ($150,000.00).

11.  Services And Utilities.
     ----------------------

     11.1.  Landlord's Services. Subject to the rules and regulations of the
            -------------------
Building and Section 30.8 herein, Landlord shall furnish to the Premises the following.

        11.1.1.  HVAC. HVAC when necessary for normal comfort for normal office
                 ----
use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 9:00 a.m. to 1:00 p.m. (collectively, the "Building Hours"), except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays as designated by Landlord (collectively, the "Holidays").

        11.1.2.  Electricity. Adequate electrical wiring and facilities for
                 -----------
connection to Tenant's lighting fixtures and incidental use equipment, provided in no event shall such wiring and facilities provided by Landlord exceed that which is reasonable and customary for office usage. Tenant may, at its own cost (or at costs covered by the tenant improvement allowance) install wiring and facilities with reasonably larger capacities to cover the special needs of Tenant's office operations, provided any usage of electricity in excess of the standard set forth in Section 11.1.5, shall be paid by Tenant as provided in
Section 11.1.5 below. Installation of two hundred twenty (220) volt wiring and facilities shall be deemed Tenant's obligation under this Section 11.1.2.

        11.1.3.  Water. City water from the regular Building outlets for
                 -----
drinking, lavatory and toilet purposes.

        11.1.4.  Janitorial. Janitorial services five (5) days per week except
                 ----------
the date of observation of the Holidays, in and about the Premises.

        11.1.5.  Restrictions On Use. Without the prior written consent of
                 -------------------
Landlord in each instance, Tenant shall not use or install any apparatus, device or equipment in the Premises, including, but not limited to, electronic data processing machines, punch card machines and machines which will increase the amount of water, electricity or HVAC needed for the Premises above that normally furnished for the operation of normal business offices, provided the operation of copy machines for the purpose of making copies of loan documents for parties involved in loan transactions shall not be deemed a breach of these restrictions. Landlord may condition its consent on, among other things, the installation, at Tenant's cost, of additional HVAC equipment, risers, feeders and other appropriate equipment to remedy such overuse by Tenant. Tenant shall pay to Landlord on demand the cost of: (a) purchasing, installing, maintaining and repairing such equipment and/or units; (b) all excess water, electricity and HVAC consumed, at the rates charged by the local utility company; and (c) any additional expense incurred in connection with the foregoing including, without limitation, the cost of any increased wear and tear on equipment caused by such consumption.

     11.2  Extra Hours. If during any other hours or any other days Tenant
           -----------
desires to have any services

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

or utilities supplied to the Premises, and if Landlord is able to provide the same and Tenant provides adequate notice thereof to Landlord, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services or utilities. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent hereunder.

   11.3.  Interruption Of Use. Except as provided below, Tenant agrees that
          -------------------
Landlord shall not be liable for damages, by abatement of rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any services or utilities.

Notwithstanding anything in the Lease to the contrary, in the event that Tenant is prevented from using, and does not use, the Premises (or any portion thereof), as a result of any repair work or the failure of Landlord to provide services, utilities or access to the Premises and such event is attributable to the settlement described in Section 10 above, then Tenant shall be entitled to rent abatement (on a prorata basis with respect to a portion of the Premises) for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, provided Tenant has given Landlord advance written notice of its inability to use the Premises (or portion thereof). Such right to rent abatement shall be Tenant's sole and exclusive remedy at law or in equity. To the extent that Tenant is entitled to abatement of rent because of an event described in Article 14 of this lease, this paragraph shall not be applicable. This paragraph shall have no application and Tenant shall have no right to any rent abatement if the inability to use the Premises is the result of Tenant's breach of this Lease.

12.  Entry By Landlord.
     -----------------

Landlord shall at all times have the right to enter the Premises in order to: inspect the Premises; post notices of non-responsibility; show the Premises to prospective purchasers, lenders or tenants; perform its obligations and exercise its rights hereunder; and make repairs, improvements, alterations or additions to the Premises or the Building or any portion thereof as Landlord deems necessary or desirable and to do all things necessary in connection therewith. Landlord shall retain (or be given by Tenant) keys to unlock all of the doors to or within the Premises, excluding doors to Tenant's vaults and files. Landlord shall have the right to use any and all means necessary to obtain entry to the Premises in an emergency. Landlord may make any such entries without abatement of rent and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished in a manner so as to cause as little interference with Tenant as reasonably possible. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned by any such entry by Landlord. Landlord's entry to the Premises shall not, under any circumstances, be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

13.  Tenant's Insurance.
     ------------------

     13.1.  Casualty Insurance. At all times during the Lease Term, Tenant, at
            ------------------
its expense, shall maintain in effect policies of casualty insurance covering:
(a) all Alterations made by Tenant and all leasehold improvements; and (b) all of Tenant's Property and other personalty from time to time in, on or about the Premises, in an amount not less than their full replacement cost (without deduction for depreciation) from time to time during the term of this Lease. Such policies shall contain clauses providing that the amount of coverage shall be increased automatically by two and one-half percent (2 1/2%) at the end of each calendar quarter, which rate of increase may be revised from time to time at Landlord's request. Such policies shall provide for protection against any perils normally included within the classification of "All Risks", and shall contain endorsements covering: demolition and increased cost of construction; water

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

damage, vandalism and malicious mischief; and liability for changes in Laws. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds applicable to the items described in clause (a) above shall be paid to Landlord, and the proceeds applicable to the items described in clause (b) above shall be paid to Tenant.

   13.2.  Public Liability And Property Damage Insurance. At all times during
          ----------------------------------------------
the Lease Term, Tenant, at its expense, shall maintain Comprehensive General Liability Insurance (including property damage) with respect to the ownership, maintenance, use, operation and condition of the Premises and the business conducted therein. Such insurance shall at all times have limits of not less than Five Million Dollars ($5,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. At Landlord's request, these limits shall be increased from time to time during the Lease Term (but not more often than once every two [2] years) to such higher limits as Landlord or its insurance consultant believe are necessary to protect Landlord. The amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. Each policy shall contain cross liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions contained in Section 22.2 and elsewhere in this Lease and any other obligations of Tenant to Landlord hereunder.

   13.3.  Loss Of Income Insurance. Loss-of-income and extra-expense insurance
          ------------------------
in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

   13.4.  Policy Requirements.
          -------------------

     13.4.1.  General Requirements. All insurance required to be carried by
              --------------------
Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, approved by Landlord and, if required, by Landlord's Mortgagee. Copies of all policies and certificates therefor shall be delivered to Landlord at least ten (10) days prior to Tenant's occupancy of the Premises. Each policy shall provide that it may not be cancelled or modified except after thirty (30) days' prior written notice to Landlord and Landlord's Mortgagee named as an additional insured or loss payee thereunder. Tenant shall furnish Landlord with renewals or "binders" of each policy, together with evidence of payment of the premium therefor, at least thirty (30) days prior to expiration. Tenant shall have the right to provide insurance coverage pursuant to blanket policies obtained by Tenant if the blanket policies expressly afford coverage as required by this Lease.

     13.4.2.  Additional Insureds. Landlord, any other party reasonably
              -------------------
specified by Landlord and, if required, Landlord's Mortgagee shall be named as additional insureds in each insurance policy and, if requested by Landlord, they also shall be named as loss payees. The Comprehensive General Liability Insurance shall: apply severally to Landlord, Landlord's Mortgagee and Tenant; cover each of them as if separate policies had been issued to each of them; not contain provisions affecting any rights which any of them would have had as claimants if not named as insureds; be primary insurance and not considered contributory, with any other valid and collectible insurance available to Landlord and Landlord's Mortgagee constituting excess insurance; and be endorsed as necessary to cover the foregoing requirements.

     13.4.3.  Waivers Of Subrogation. Each policy of All Risk and Loss of Income
              ----------------------
Coverage which Tenant obtains for the Premises, and which Landlord obtains for the Building, shall include a clause or endorsement denying the insurer any right of subrogation against the other party hereto to the extent that rights have been waived by the insured party prior to the occurrence of injury or loss. Landlord and Tenant each waive any rights of recovery against the other for injury or loss due to hazards covered by its own insurance, to the extent of the injury or loss covered thereby.

   13.5.  Tenant's Failure To Deliver Policies. If Tenant fails to deliver
          ------------------------------------
copies of the insurance policies and evidence of payment therefor within the time required pursuant to Section 13.4, Landlord may, but shall not be obligated to, obtain the required insurance, and the cost thereof, together with an administrative fee established by Landlord, shall be payable by Tenant to Landlord on demand. Nothing in this section shall be deemed to be a waiver of any rights or remedies available to Landlord under this Lease or at law or in equity if Tenant fails to obtain and deliver the required insurance policies and evidence of payment.

14.  Damage Or Destruction; Eminent Domain.
     -------------------------------------

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

   14.1.  Landlord's Restoration. If the Building or the Premises are partially
          ----------------------
damaged or totally destroyed by fire or other casualty, and if this Lease is not terminated as provided in this article, Tenant shall instruct its insurers to pay to Landlord any proceeds attributable to leasehold improvements and Alterations and Landlord shall repair the damage and restore or rebuild the Building or the Premises (except for Tenant's Property) after Landlord receives notice of the damage or destruction and Landlord receives substantially all of the insurance proceeds receivable on account of the casualty. However, Landlord shall not be required to spend amounts in excess of the insurance proceeds actually received for such repair, restoration or rebuilding. Subject to Article 22, Landlord shall attempt to make any required repairs or restoration promptly and so as not to interfere unreasonably with Tenant's use and occupancy of the Premises, but Landlord shall not be obligated to perform such work on an overtime or premium-pay basis.

   14.2.  Rent Abatement. Subject to Section 14.3, if, in Landlord's sole
          --------------
judgment, all or part of the Premises are rendered completely or partially untenantable on account of fire or other casualty, the Monthly Rent shall be abated in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. Such abatement shall commence on the date of the damage or destruction and shall continue until the Premises have been substantially repaired and Tenant has reasonable access to the Premises. However, if Tenant reoccupies the damaged portion of the Premises prior to the date that the Premises are substantially repaired, the Monthly Rent allocable to the reoccupied portion shall be payable by Tenant from the date of such occupancy in the proportion that the rentable area of the reoccupied portion of the Premises bears to the total rentable area of the Premises. In the event that the parking provided Tenant in this Lease becomes unusable on account of fire or other casualty, Tenant shall be entitled to an equitable abatement of rent for the period of time parking spaces are unusable, are not used, and based on Tenant's use of the parking facilities prior to such event of fire or casualty, would have been used. The "equitable" rent abatement as provided above shall in no event exceed $5.00 per space per day. Landlord may avoid the application of this section with resect to parking spaces if Landlord provides alternative parking within one-half mile of the Premises.

   14.3.  Exception To Abatement. Monthly Rent shall not be abated or reduced
          ----------------------
if: (a) the Premises or a portion thereof are rendered untenantable for a period of five (5) consecutive days or less; (b) Landlord provides other space in the Building reasonably suited for the temporary conduct of Tenant's business (but Landlord shall have no obligation to provide such other space); (c) because of acts or omissions of Tenant or Tenant's Affiliates, Landlord (or any Landlord's Mortgagee) is unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) for damage or destruction of the Premises or the Building. In addition, if because of acts or omissions of Tenant or Tenant's Affiliates the Premises or the Building was damaged or destroyed or rendered completely or partially untenantable, then Tenant shall not receive any abatement or reduction for any rent not covered by Landlord's loss of rental income insurance. The collection of rent by Landlord under the circumstances described in clause (c) above shall not preclude Landlord from seeking damages from Tenant or exercising any other rights and remedies it may have under this Lease or at law or in equity.

   14.4.  Election To Terminate. Landlord may terminate this Lease upon written
          ---------------------
notice to Tenant if: (a) repairs cannot reasonably be completed within one hundred eighty (180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (b) Landlord's Mortgagee shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (c) the damage or condition arising as a result of such damage is not fully covered, except for deductible amounts, by insurance policies; or (d) less than two (2) years remains in the Lease Term at the time of the damage or destruction or events which render the Building or the Premises untenantable and the time necessary to repair or restore the Building or the Premises would exceed ninety
(90) days (when such repairs are made without the payment of overtime or other premiums). If Landlord elects to terminate this Lease, its notice of termination shall be given within one hundred eighty (180) days after the date of the damage, destruction or events causing untenantability and this Lease shall terminate on the date specified in such notice. With respect to any settlement problems as described in Section 10 hereof, Landlord's right of termination shall not apply unless such the repair of such damage exceed One Hundred and Fifty Thousand Dollars ($150,000) as provided in Section 10.

   14.5.  Eminent Domain. Landlord may terminate this Lease upon written notice
          --------------
to Tenant if twenty-five percent (25%) or more of either the Premises, the Building or the Land is condemned, taken or appropriated by any public or quasi-public authority under the power of eminent domain, police power or otherwise (or in the event of a sale in lieu thereof). Whether or not this Lease is so terminated, Landlord

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

shall be entitled to any and all income, rent, award, or interest thereon which may be paid or made in connection with the taking or appropriation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If Landlord elects to terminate this Lease, its notice of termination shall be given within sixty (60) days after the taking or appropriation. If such notice is not given or if Landlord notifies Tenant of Landlord's election not to terminate, this Lease shall continue in full force and effect, except that the Monthly Rent shall be reduced in the proportion that the rentable floor area of the Premises which is taken bears to the total Rentable Area of the Premises. Nothing contained in this section shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant's Property taken and Tenant's moving expenses.

   14.6.  Business Interruption. Landlord shall not incur any Liabilities of any
          ---------------------
type to Tenant or Tenant's Affiliates arising from or in connection with any damage or destruction of the Premises, the Building or the Land, or any taking or appropriation thereof, or any repairs or restoration in connection therewith, nor shall Tenant have any right to terminate this Lease as a result thereof. However, in such event, Monthly Rent shall be abated if and to the extent that abatement is allowed pursuant to this article.

   14.7.  Waiver. The provisions of this Lease, including this Article 14 and
          ------
Article 10, constitute an express agreement between Landlord and Tenant with respect to any and all damage, destruction or condemnation of all or any part of the Premises, the Building or any other portion of the Land and any statute or regulation of the State of California, including, without limitation, Sections 1931 (2) and 1933 (4) of the California Civil Code, and Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning damage or destruction or condemnation in the absence of an express agreement between the parties, and any other similar Law now or hereafter in effect, shall have no application to this Lease.

15.  Assignment And Subletting.
     -------------------------

     15.1.  Landlord's Consent Required. Subject to Section 15.8 and 31, Tenant
            ---------------------------
shall not voluntarily, involuntarily or by operation of any Laws sell, convey, mortgage, assign, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or the Premises (each such action by Tenant to be known as a "Transfer") without Landlord's prior written consent in each instance which consent may be withheld in Landlord's sole and absolute discretion except as otherwise provided in this article, and any attempt to do so without this consent shall be null and void. (For purposes of this Article 15, a Transfer shall not include an assignment for security purposes, which shall be governed by Section 15.1 or the change of Tenant as described in
Section 31).

     15.2.  Landlord's Right To Terminate Lease. Subject to Section 15.8 and 31,
            -----------------------------------
if Tenant desires to make a Transfer, Tenant shall notify Landlord in writing. This notice shall be accompanied by: (a) a statement setting forth the name and business of the proposed transferee of the Transfer (the "Transferee"); (b) a copy of the proposed documents evidencing the Transfer (and any collateral agreements) setting forth all of the terms and the financial details of the Transfer (including, without limitation, the term, the rent and any security deposit, "key money", and amounts payable for Tenant's Property, the common use of any personnel or equipment and a determination of any "Transfer Premium", as that term is defined in Section 15.6, below); (c) financial statements certified by an independent certified public accountant and other information requested by Landlord relating to the Transferee; (d) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit "D"; and (e) any other information concerning the proposed Transfer which Landlord may reasonably request. If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease on written notice to Tenant within thirty (30) days after receipt of Tenant's notice and the information described above or the receipt of any additional information requested by Landlord, provided Landlord pays to Tenant the present value of any portion of the Transfer Premium that Tenant otherwise would have received. If Landlord elects to terminate this Lease, this Lease shall terminate as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant.

   15.3.  Consent By Landlord. Subject to Section 15.8 and 31, in connection
          -------------------
with a proposed Transfer by Tenant, if Landlord elects not to terminate this Lease pursuant to Section 15.2, Landlord shall not unreasonably withhold its consent to a Transfer. Tenant agrees that the withholding of Landlord's consent shall be deemed reasonable if all of the following conditions are not satisfied:

       15.3.1. The proposed Transferee shall use the Premises only for the Permitted Use, and the business of the proposed Transferee is consistent with the other uses and the standards of the Building, in Landlord's reasonable judgment.

       15.3.2. The proposed Transferee has financial credit reasonably acceptable to Landlord, and otherwise has sufficient financial capabilities to perform all of its obligations under the proposed Transfer, in Landlord's reasonable judgment.

       15.3.3.  Intentionally Deleted.

       15.3.4. The proposed Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Building, or which would otherwise reasonably offend a landlord of a comparable building located in the vicinity of the Building, (iii) which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises or Building.

       15.3.5.  All of the other terms of this article are complied with.

The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

   15.4.  Corporate And Partnership Transactions. Subject to Section 15.8 and
          --------------------------------------
31, if Tenant is a corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this article. However, these provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if a principal purpose of the merger or transfer is not the assignment of this Lease and Tenant's successor has a net worth not less than the net worth of Tenant on the execution of this Lease and assumes all the obligations of Tenant under this Lease. Tenant shall cause reasonably satisfactory proof of such net worth to be delivered at least thirty (30) days prior to the effective date of the transaction. If Tenant is a partnership, a dissolution of the partnership (including a "technical" dissolution) or the withdrawal or change, voluntarily, involuntarily or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent (25%) or more of the partnership interests within a twelve (12) month period shall be deemed an assignment of this Lease subject to the provisions of this article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer.

   15.5.  No Release Of Tenant. Notwithstanding the granting of Landlord's
          --------------------
consent, no sale, conveyance, mortgage, pledge, subletting, assignment or other transfer or encumbrance of this Lease or the Premises shall release or alter Tenant's primary liability to pay rent and perform all of its other obligations hereunder. The acceptance of rent by Landlord from any person other than Tenant shall not be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed to be consent to any subsequent assignment or subletting. If any assignee or successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without proceeding against or exhausting its remedies against the assignee or successor. After any assignment, sublease or other transfer or encumbrance, Landlord may consent to subsequent assignments, subleases, transfers or encumbrances, or amendments to this Lease, without notifying Tenant or any other person, without obtaining consent thereto, and without relieving Tenant of liability under this Lease.

   15.6.  Additional Charges. Subject to Section 15.8 and 31, if Landlord
          ------------------
consents to an assignment or sublease, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium", as that term is defined in this Section 15.6, received by Tenant from such assignee or subtenant. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such assignee or subtenant in excess of the Monthly Rent and Direct Expenses payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (a) any changes, alterations and improvements to the Premises in connection with the assignment or sublease, (b) any brokerage commissions in connection with the assignment or sublease, and (c) any costs to buy-out or takeover the previous lease of an assignee or subtenant. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by an assignee or subtenant to Tenant in connection with such

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

assignment or sublease, and any payment in excess of fair market value for services rendered by Tenant to an assignee or subtenant or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to an assignee or subtenant. In the calculations of the Monthly Rent (as it relates to the Transfer Premium calculated under this Section 15.6), the Monthly Rent paid during each annual period for the portion of the Premises assigned or subleased shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

   15.7.  Additional Terms. Subject to Section 15.8 and 31, Tenant shall pay
          ----------------
Landlord Three Hundred Fifty Dollars ($350.00) to cover the reasonable attorneys' fees and other costs and expenses of Landlord in connection with any request for Landlord's consent to any sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance. If this Lease is terminated or Landlord re-enters or repossesses the Premises, Landlord may, at its option, take over all of Tenant's right, title and interest as sublessor and, at Landlord's option, the subtenant shall attorn to Landlord, but Landlord shall not be (a) liable for any previous act or omission of Tenant under the sublease, (b) subject to any existing defense or offset against Tenant, or (c) bound by any previous modification of the sublease made without Landlord's prior written consent or by any prepayment of more than one month's rent. Any purported sublease or assignment shall be ineffective until Landlord gives its written consent thereto. This article is binding on and shall apply to any purchaser, mortgagee, pledgee, assignee, subtenant or other transferee or encumbrancer, at every level. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed transferee of Tenant claims that Landlord has unreasonably withheld or delayed its consent under Section 15.3 or otherwise has breached or acted unreasonably under this article, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages and Tenant shall have no right and hereby waives any right under all Laws to terminate this Lease, and Tenant waives all other remedies on its own behalf and, to the extent permitted under all Laws, on behalf of Tenant's proposed transferee.

   15.8.  Subleases To Affiliates. The term "Affiliate" shall mean any entity
          -----------------------
which is controlled by, controls, or is under common control with, Tenant or which merges with, is acquired by, or acquires all of Tenant's assets or stock. "Control", as used in this Section 15.8, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained in this Article 15, any subletting of all or a portion of the Premises to an "Affiliate" of Tenant shall not require Landlord's prior written consent, nor shall any Transfer Premium be payable to Landlord in connection with such sublease, provided that Tenant notifies Landlord in advance of any such sublease and promptly supplies Landlord with any documents or information reasonably required by Landlord regarding such sublease or such Affiliate, such sublease is expressly made subject to this Lease, and further provided that such sublease is not a subterfuge by Tenant to avoid its obligations under this Lease.

16.  Quiet Enjoyment.
     ---------------

So long as Tenant pays all rent and performs all of its other obligations as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord or any person lawfully claiming through or under Landlord, subject to the terms of this Lease and the terms of any Superior Leases and Mortgages, and all other agreements or matters of record or to which this Lease is subordinate. As used in this Lease, the term "Superior Leases and Mortgages" means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Building or the Land.

17.  Mortgagee Protection.
     --------------------

     17.1.  Subordination. This Lease is subordinate to all Superior Leases and
            -------------
Mortgages. This section shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall execute, acknowledge and deliver any instrument that Landlord or the lessor, mortgagee or beneficiary under any of the Superior Leases and Mortgages may request, within ten (10) days after request. (Each of these lessors, mortgagees or beneficiaries is called a "Landlord's Mortgagee"). However, if Landlord, Landlord's Mortgagee or any other successor to Landlord

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

elects in writing, this Lease shall be deemed superior to the Superior Leases and Mortgages specified, regardless of the date of recording, and Tenant will execute an agreement confirming this election on request. If Landlord's Mortgagee or its successor or any successor to Landlord succeeds to Landlord's interests under this Lease, whether voluntarily or involuntarily, Tenant shall attorn to such person and recognize such person as Landlord under this Lease. Tenant waives the provisions of any current or future Law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

   17.2.  Mortgagee's Liability. The obligations and liabilities of each of
          ---------------------
Landlord or Landlord's Mortgagees, or their successors, under this Lease shall exist only if and for so long as each of these respective parties owns fee title to the Land and the Building or is the lessee under a ground lease therefor. No Monthly Rent or additional rent shall be paid more than thirty (30) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a Landlord's Mortgagee) be a nullity as against Landlord's Mortgagees or their successors and Tenant shall be liable for the amount of such payments to Landlord's Mortgagees or their successors.

   17.3.  Mortgagee's Right To Cure. No act or omission by Landlord which would
          -------------------------
entitle Tenant under the terms of this Lease or any Laws to be relieved of Tenant's obligations hereunder, or to terminate this Lease, shall result in a release or termination of such obligations or this Lease unless: (a) Tenant first shall have given written notice of Landlord's act or omission to Landlord and all Landlord's Mortgagees whose names and addresses shall have been furnished to Tenant; and (b) Landlord's Mortgagees, after receipt of such notice, fail to correct or cure the act or omission within a reasonable time thereafter (but in no event less than sixty [60] days). However, nothing contained in this section shall impose any obligation on Landlord's Mortgagees to correct or cure any act or omission.

18.  Estoppel Certificates.
     ---------------------

Tenant shall from time to time, within ten (10) days after request by Landlord, execute and deliver to Landlord or any other person designated by Landlord an estoppel certificate, in substantially the form of Exhibit "D" attached hereto (or such other form as may be required by Landlord or Landlord's Mortgagee). An estoppel certificate issued by Tenant pursuant to this article shall be a representation and warranty by Tenant which may be relied on by Landlord and by others with whom Landlord may be dealing, regardless of independent investigation. If Tenant fails to execute and deliver an estoppel certificate as required hereunder, Landlord's representations concerning the factual matters covered by such estoppel certificate, as described above, shall be conclusively presumed to be correct and binding on Tenant. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

19.  Default.
     -------

The occurrence of any one or more of the following events shall be a default and breach under this Lease by Tenant.

     19.1.  Vacation Or Abandonment. The abandonment of the Premises by Tenant.
            -----------------------

     19.2.  Monetary Obligations. The failure by Tenant to make any payment of
            --------------------
rent or any other payment required to be made by Tenant hereunder for a period of five (5) days after written notice from Landlord that such payment was not received when due.

     19.3.  Non-Monetary Obligations. The failure by Tenant to observe or
            ------------------------
perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraphs 19.1, 19.2, 19.4, 19.5, 19.6, 19.7, 19.8 and 19.9 of this Article 19, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant. However, if the nature of these defaults is such that more than thirty (30) days are reasonably required to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty (30) day period and thereafter continues to diligently work to complete such cure. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor Laws.

   19.4.  Insolvency. The making by Tenant or any guarantor of this Lease of any
          ----------
general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant or any guarantor of this Lease of a petition or order for relief under any Laws relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or any guarantor of this Lease, the petition is dismissed within sixty [60] days); or the appointment of a trustee, custodian or receiver to take possession of substantially all of Tenant's assets or the assets of any guarantor of this Lease or of Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, unless discharged within thirty
(30) days.

   19.5.  Occupancy Obligations. Tenant's failure to occupy the Premises within
          ---------------------
thirty (30) days after the Premises are Ready for Occupancy.

   19.6.  Transfers. A Transfer in violation of Article 15, where Tenant has
          ---------
failed to provide evidence to Landlord of such Transfer's rescission within fifteen (15) following Landlord's written request therefor.

   19.7.  Estoppel Obligations. Tenant's failure to deliver the estoppel
          --------------------
certificate required under Article 18, or any written instrument required under
Section 17 within the time required when such failure continues for ten (10) days following written notice by Landlord.

   19.8.  Guaranty Obligations. Intentionally Deleted.
          --------------------

   19.9.  Insurance Obligations. Tenant's failure to maintain the insurance
          ---------------------
policies required hereunder when such failure continues for ten (10) days following written notice by Landlord.


20.  Remedies For Default.
     --------------------

     20.1.  General. In the event of any default by Tenant, Landlord may at any
            -------
time thereafter, with or without notice or demand:

       20.1.1 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all Liabilities incurred by Landlord or Landlord's Affiliates by reason of Tenant's default, including but not limited to: (a) the worth at the time of the award of the unpaid Monthly Rent and additional rent which had been earned or was payable at the time of termination; (b) the worth at the time of the award of the amount by which the unpaid Monthly Rent and additional rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of the award of the amount by which the unpaid Monthly Rent and additional rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (d) any other amount necessary to compensate Landlord for all Liabilities proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises, the Building and the Land after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's attorneys' fees and costs incurred in connection therewith, and any real estate commissions paid or payable. As used in subparts 20.1.1 (a) and 20.1.1 (b) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of eighteen percent (18%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart 20.1.1 (c) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

       20.1.2 Pursue the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this

Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     20.1.3. Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

   20.2.  Redemption. Intentionally Deleted.
          ----------

   20.3.  Performance By Landlord. If Tenant defaults under this Lease,
          -----------------------
Landlord, without waiving or curing the default, may, but shall not be obligated to, perform Tenant's obligations for the account and at the expense of Tenant. Notwithstanding Section 19.3, in the case of an emergency, Landlord need not give any notice prior to performing Tenant's obligations.

   20.4.  Post-Judgment Interest. The amount of any judgment obtained by
          ----------------------
Landlord against Tenant in any legal proceeding arising out of Tenant's default under this Lease shall bear interest until paid at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Notwithstanding anything to the contrary contained in any Laws, with respect to any damages that are certain or ascertainable by calculation, interest shall accrue from the day that the right to the damages vests in Landlord, and in the case of any unliquidated claim, interest shall accrue from the day the claim arose.

21.  Holding Over.
     ------------

Tenant shall not hold over in the Premises after the expiration or sooner termination of the Lease Term without the express prior written consent of Landlord. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, any and all Liabilities arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any Liabilities arising out of or in connection with these claims. If possession of the Premises is not surrendered to Landlord on the expiration or sooner termination of the Lease Term, in addition to any other rights and remedies of Landlord hereunder or at law or in equity, Tenant shall pay to Landlord for each month or portion thereof during which Tenant holds over in the Premises a sum equal to one and one-half (1 1/2) times the then-current Monthly Rent in addition to all other rent payable under this Lease. If any tenancy is created by Tenant's holding over in the Premises, the tenancy shall be on all of the terms and conditions of this Lease, except that rent shall be increased as set forth above and the tenancy shall be a month-to-month tenancy. Nothing in this
Article 21 shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination

22.  Indemnification And Exculpation.
     -------------------------------

     22.1.  Definitions. As used in this Lease, the following terms have the
            -----------
meanings set forth below:

       22.1.1.  Liabilities. All losses, costs, damages, expenses, claims,
                -----------
injuries, liabilities and judgments, including, but not limited to, attorneys' fees and costs (whether or not suit is commenced or judgment entered).

       22.1.2.  Landlord's Affiliates And Tenant's Affiliates. All affiliates,
                ---------------------------------------------
directors, officers, shareholders, partners, agents, employees, invitees, customers, successors and assigns of Landlord and Tenant, respectively.

     22.2.  Indemnity. Except for Landlord's negligence and/or breach of express
            ---------
warranties, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord, Landlord's Affiliates and Landlord's Mortgagee, from and against any and all Liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any breach or default by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

so indemnified.

   22.3.  Exemption Of Landlord From Liability. Landlord shall not be liable for
          ------------------------------------
injury or damage to goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of Landlord. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom. Nothing in this section exempts Landlord for liability caused solely by its gross negligence or willful misconduct (in which case Landlord shall be liable only to the extent such liability is not covered by insurance required to be carried by Tenant under this Lease), but (as indicated in Section 11.3 of this Lease) Landlord shall not be liable under any circumstances for consequential or punitive damages (including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business [and any loss of revenue therefrom]). Tenant immediately shall notify Landlord of any defects in the Premises or the Building or any portion thereof and of any damage or injury thereto or to persons or property in or about the Premises or the Building.


   22.4.  Satisfaction Of Remedies. Landlord and Landlord's Affiliates shall not
          ------------------------
be personally liable for the performance of Landlord's obligations under this Lease. If Tenant or Tenant's Affiliates acquire any rights or remedies against Landlord or Landlord's Affiliates (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from the lesser of (a) Landlord's estate and interest in the Land and the Building (or the proceeds therefrom), or (b) the estate and interest Landlord would have in the Land and the Building (or the proceeds therefrom) if the Land and Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Land and Building (as such value is determined by Landlord); such rights and remedies shall not be satisfied, in any event, from any other property or assets of Landlord or Landlord's Affiliates. This section shall be enforceable by Landlord and Landlord's Affiliates.

23.  Rules And Regulations.
     ---------------------

Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time in its discretion to make all reasonable additions and modifications to the rules and regulations. Any additions and modifications to the rules and regulations shall be binding on Tenant when delivered to Tenant. Landlord shall not incur any Liabilities to Tenant or Tenant's Affiliates arising from or in connection with the nonperformance of any rules and regulations by any other tenants or occupants of the Building. Landlord's current rules and regulations are attached hereto as Exhibit "E".

24.  Modification Of Lease.
     ---------------------

Should any current or prospective Landlord's Mortgagee require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor.

25.  Brokers.
     -------

Tenant represents and warrants to Landlord that Tenant has had no dealings with any broker, finder, or similar person who is or might be entitled to a commission or other fee in connection with introducing Tenant to the Building or in connection with this Lease, except for Landlord's Broker and Tenant's Broker. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, any and all claims of any person other than Landlord's Broker and Tenant's Broker who claims to have introduced Tenant to the Building or dealt with Tenant in connection with this Lease and all Liabilities arising out of or in connection with such claims. Landlord shall pay Tenant's Broker a commission pursuant to a separate agreement.

26.  Parking.
     -------

The Premises shall include the parking facilities ("Parking Facilities") located at the Building ("Tenant's Parking"). Tenant may use Tenant's Parking for the parking of automobiles used by Tenant, its officers employees and business visitors. The use of Tenant's Parking shall be governed by the parking rules and regulations adopted from time to time by Landlord. or the operator of the Parking Facilities. Neither Landlord nor Landlord's parking operator shall have any Liability or responsibility to Tenant or any other party parking in the Parking Facilities for any loss or damage that may be occasioned by or may arise out of such parking, including, without limitation, loss of property or damage to person or property from any cause whatsoever, and Tenant, in consideration of the parking privileges hereby conferred on Tenant, waives any and all Liabilities against Landlord, Landlord's Affiliates and Landlord's parking operator by reason of occurrences in the Parking Facilities and the driveway exits and entrances thereto.

27.  Authority To Enter Into Lease.
     -----------------------------

If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of the partnership, in accordance with the partnership agreement and any statements of partnership or certificates of limited partnership of the partnership, and that this Lease is binding on the partnership in accordance with its terms. Tenant shall, within thirty (30) days of the execution of this Lease, deliver to Landlord: (a) if Tenant is a corporation, a certified copy of a resolution of the board of directors of the corporation; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of Tenant; and (c) other evidence reasonably satisfactory to Landlord authorizing or ratifying the execution of this Lease.

28.  Relocation. [Intentionally Omitted].
     ----------

29.  Landlord Renovations.
     --------------------

It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Building, Premises, and/or Land, including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (a) installing sprinklers in the Building common areas and tenant spaces, (b) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, (c) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Land, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building, (d) renovation of the main entry to the Building and the main Building lobby area, and (e) renovation of the elevator, lobbies, elevator doors and frames. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

30.  Option To Extend Lease Term.
     ---------------------------

     30.1. Tenant (including the Successor Entity as defined in Section 31 below, or any affiliates as provided in Section 15.8) shall have the one time option to extend the term of this Lease (the "Option") as to all (and not less than all) of the Premises for an additional period of five (5) years (the "Option Period") commencing on the Expiration Date of the initial Lease Term subject to and upon the following terms and conditions:

     (a) That Tenant is not in default under any of the terms, covenants, conditions or provisions of this Lease either at the time Tenant exercises the Option or as of the Expiration Date of the initial Lease Term; and the period of time within which the Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise such Option because of such default;

     (b) Subject to Section 15.8 and 31, that Tenant shall not have assigned its interest under this Lease, voluntarily or involuntarily, nor sublet more than twenty-five percent (25%) of the Premises, it being the intent of the parties hereto that the Option is for the sole benefit of BNC Mortgage, Inc., as Tenant under this Lease, and as such the Option may only be exercised by BNC Mortgage, Inc.;

     (c) That Tenant shall have notified Landlord, in the manner provided in
Section 31.22, not earlier than nine (9) months nor later than seven (7) months prior to the Expiration Date of the initial Lease Term, of Tenant's election to exercise such Option, otherwise, in the event Tenant does not exercise the Option during the aforementioned option exercise period in strict accordance with the provisions contained herein, the Option shall forever terminate and be null and void and of no further force or effect; and time is of the essence of all of the provisions of this Article 30 relating to Tenant's exercise of its Option;

     (d) That there shall be no further right or option to extend the Lease Term beyond the Option Period;

     (e) That the Monthly Rent for the Premises during the Option Period shall be the fair market value for the highest and best use of the Premises for a five
(5) year lease as of the Expiration Date, but in no event shall the Monthly Rent for the Option Period be less than the total of the rent and additional rent payable in the last full calendar month of the Lease Term (disregarding any rent abatement or offset of any kind); and such fair market value shall be reasonably determined by Landlord; and

     (f) That Tenant's Option shall be subject and subordinate to any right, option or obligation set forth in any lease in the Building which exists as of the date hereof.

     30.2. Unless all of the above conditions precedent have been satisfied, Tenant's exercise of the Option shall be of no force or effect and the Option shall lapse. If all of the above conditions precedent are satisfied, then the Lease Term shall automatically be extended for the Option Period and all of the terms conditions and provisions of this Lease shall continue in full force and effect throughout the Option Period, except for the grant of the within Option (which is the only extension option), the Work Letter (which shall no longer be executory) and the Monthly Rent (which shall be determined as provided above). Tenant shall execute, acknowledge and deliver any and all documents requested by Landlord to memorialize such extension of the Lease Term. After the timely an proper exercise of the Option, all references in the Lease to the "Lease Term" shall be deemed to mean the Lease Term as extended and all references to the
                                       -- --------
"Expiration Date" or the "end of the Lease Term" shall be deemed to mean the expiration of the Lease Term as extended.
                             -- --------

A Successor Entity, or an any Affiliate taking a full assignment to the Lease, shall have the right to exercise the Option Right in Section 30.

31.  Successor Entity.
     ----------------

BNC Mortgage, Inc., has disclosed and herein discloses to Landlord that as part of its business plan, it anticipates a change or modification in the name and/or ownership (whether by merger, acquisition, sale, financing, refinancing, transfer, leveraged buy-out or otherwise). Following such change or modification, the successor entity ("Successor Entity") to BNC Mortgage, Inc., shall be deemed to be an assignee of the Lease which assignment shall not require Landlord's consent as a Transfer under this Lease, nor the payment of any Transfer Premium to Landlord, provided that: (i) prior to the change to the Successor Entity Tenant shall provide to Landlord notice of the proposed change together with financial information

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

detailing the financial condition of such Successor Entity following such change; (ii) the Successor Entity shall have a higher net worth than Tenant, and shall otherwise have a materially improved financial condition than Tenant; and
(iii) prior to the assignment the L-C shall, at Landlord's option, be replaced with a replacement letter of credit from the Successor Entity under the same terms and conditions as the L-C, provided that if such replacement letter of credit is not made, the L-C shall remain in full force and effect.

32.  General Provisions.
     ------------------

     32.1.  Joint Obligation. If there is more than one person, firm,
            ----------------
corporation, partnership or other entity comprising Tenant, then (i) the term "Tenant" as used herein shall include all of the undersigned; (ii) each and every provision in this Lease shall be binding on each and every of the undersigned; (iii) each of the undersigned shall be jointly and severally liable hereunder; (iv) Landlord shall have the right to join one or all of the undersigned in any proceeding or to proceed against them in any order; and (v) Landlord shall have the right to release any one or more of the undersigned without in any way prejudicing its right to proceed against the others. If Tenant is a partnership, then all of the partners of Tenant existing as of the date of execution of this Lease and all persons or entities admitted to the partnership at any time after the date of execution of this Lease shall be personally liable for all of Tenant's obligations and liabilities under this Lease as the same may be amended from time to time. In connection with the foregoing sentence, such liability shall (i) be joint and several, (ii) be primary and direct (and not as a surety), (iii) continue notwithstanding the fact that such partner may cease to be a partner of the partnership after the date that Tenant executes this Lease, and (iv) continue notwithstanding the fact that amendments may be made to this Lease from time to time following the date that any such partner ceases to be a partner of the partnership.

   32.2.  Marginal Headings. The titles to the articles and sections of this
          -----------------
Lease are not a part of this Lease and shall have no effect on the construction or interpretation.

   32.3.  Time. Time is of the essence for the performance of each and every
          ----
provision of this Lease to be performed by Tenant.

   32.4.  Successors And Assigns. Subject to the restrictions contained in
          ----------------------
Article 15 above, this Lease binds the heirs, executors, administrators, successors and assigns of the parties hereto.

   32.5.  Recordation. Tenant shall not record this Lease or a short form
          -----------
memorandum hereof without the prior written consent of Landlord.

   32.6.  Late Charges. Tenant acknowledges that late payment of rent will cause
          ------------
Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Superior Leases and Mortgages. Accordingly, if any installment of Monthly Rent or payment of additional rent due from Tenant is not received by Landlord or Landlord's designee within ten
(10) days after the amount is due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of the overdue amount. Acceptance of late charges by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder or at law or in equity. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Monthly Rent and Tenant's Share of Direct Expenses then notwithstanding any other provision of this Lease to the contrary, Monthly Rent and Tenant's Share of Direct Expenses shall, at Landlord's option, become due and payable quarterly in advance.

   32.7.  Prior Agreements; Amendment, Waiver. This Lease contains all of the
          -----------------------------------
agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. All waivers hereunder must be in writing and specify the breach, act, omission, term, covenant or condition waived, and acceptance of rent or other acts or omissions by Landlord shall not be deemed to be a waiver. The waiver by Landlord of any breach, act, omission, term, covenant or condition of this Lease shall not be deemed to be a waiver of any other or subsequent breach, act, omission, term, covenant or condition.

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

   32.8.  Inability To Perform. Any prevention, delay or stoppage due to
          --------------------
strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "Force Majeure"), except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, and except as to Tenant's obligations under Article 8 of this Lease notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

   32.9.  Legal Proceedings. In any action or proceeding involving or relating
          -----------------
in any way to this Lease, the court or other person or entity having jurisdiction in such action or proceeding shall award to the party in whose favor judgment is entered the actual attorneys' fees and costs incurred. The party in whose favor judgment is entered may, at its election submit proof of fees and costs as an element of damages before entry of judgment or after entry of judgment in a post-judgment cost bill. Tenant also shall indemnify Landlord for, and hold Landlord harmless from and against, all Liabilities incurred by Landlord if Landlord becomes or is made a party to any proceeding or action: (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) otherwise arising out of or resulting from any act or omission of Tenant or such other person; or (c) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. In any circumstance where Tenant is obligated to indemnify or hold harmless Landlord or Landlord's Affiliates under this Lease, Tenant also shall defend Landlord and Landlord's Affiliates with counsel acceptable to Landlord or, at Landlord's election, Landlord or Landlord's Affiliates may employ their own counsel and Tenant shall pay when due all attorneys' fees and costs therefor.

   32.10.  Conveyance Of Premises. As used herein the term "Landlord" means only
           ----------------------
the current owner or owners of the fee title to the Building or the lessee under a ground lease of the Land. Upon each conveyance (whether voluntary or involuntary) of the Building, the conveying party shall be relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease or arising out of any act, occurrence or omission occurring after the date of such conveyance. Landlord may sell, assign, convey, encumber or otherwise transfer all or any portion of its interests in this Lease, the Premises, the Building or the Land.

   32.11.  Name. Tenant shall not use the name of the Building or of the
           ----
development in which the Building is situated, if any, for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

   32.12.  Severability. Any provision of this Lease which shall be held
           ------------
invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

   32.13.  Waiver Of Trial By Jury. Tenant hereby waives trial by jury in any
           -----------------------
action, proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease.

   32.14.  Cumulative Remedies. No right, remedy or election hereunder or at law
           -------------------
or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

   32.15.  Choice Of Law. This Lease shall be governed by the laws of the State
           -------------
of California applicable to transactions to be performed wholly therein.

   32.16.  Signs. Landlord hereby agrees that Tenant, at Tenant's sole cost and
           -----
expense, shall have the right during the Term to have installed on the exterior face of the Premises, in accordance with the terms of this Section 32.16, two
(2) identity signs identifying Tenant's name and/or logo (the "Building Identity Signs"). Additionally, Tenant, at Tenant's sole cost and expense, shall have the right during the Term to have installed on the Premises, in accordance with the terms of this Section 32.16, two (2) monument signs containing Tenant's name and/or logo (the "Monument Signs"). The Monument Signs and Building Identity Signs are hereinafter collectively referred to as the "Signage". The graphics, materials, color, design, lettering, size, quality, specifications and exact location of the Signage shall be subject to the prior written

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

approval of Landlord, in Landlord's reasonable discretion, and shall also comply with and be subject to all other applicable laws, statutes, ordinances, rules, regulations, permits, approvals, and all covenants, conditions or restrictions of record. The Signage shall be installed by Tenant, and Tenant shall pay the costs incurred in the design, construction and installation of the Signage. Tenant, at its sole cost and expense, shall maintain the Signage in accordance with a maintenance program approved and supervised by Landlord. At the expiration or earlier termination of the Lease, Tenant shall, at Tenant's sole cost and expense, cause: (a) the Signage to be removed from the Premises, and
(b) the Premises to be restored to its condition existing prior to the installation of the Signage. If Tenant fails to remove the Signage and restore the Premises as provided in this Section 32.16 within thirty (30) days of the expiration or earlier termination of the Lease, then Landlord may perform such work and all costs and expenses incurred by Landlord in connection therewith shall constitute additional rent under the Lease and shall be paid by Tenant to Landlord within ten (10) days of Tenant's receipt of an invoice therefor. In the event of any assignment or subletting made in compliance with this Lease, the four signs described above may be changed (at no cost to Landlord) to reflect the name(s) of an assignee or a subtenant provided: (i) no individual sign shall identify more than assignee or subtenant; and (ii) no more than two assignees or subtenants may be identified on the four signs. Any electrical or other utility usage of the Signage shall be paid by Tenant. In no event shall Landlord have any liability to Tenant in the event that any of the rights granted to Tenant hereunder cannot be exercised (or fully exercised) because of the restrictions of applicable governmental laws, rules and regulations.

   32.17. Tenant shall not place any sign on the Premises, the Building or the Land, or which is visible from anywhere outside of the Premises, without Landlord's prior written consent.

   32.18.  Right To Lease. Landlord reserves the absolute right to effect such
           --------------
other tenancies in the Building as Landlord may, in the exercise of its sole business judgment, determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type of number of tenants shall, during the Lease Term, occupy any space in the Building. Landlord shall have the right at any time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire.

   32.19.  Presumptions. This Lease shall be construed without regard to any
           ------------
presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

   32.20.  Exhibits. All exhibits and any riders annexed to this Lease
           --------
including, without limitation, Exhibits "A", "B", "C", "D", "E" and "F" are incorporated herein by this reference.

   32.21.  Submission Of Lease. The submission of this Lease to Tenant or its
           -------------------
broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or grant an option to lease the Premises. This document shall not be binding unless and until it is executed and delivered by both Landlord and Tenant.

   32.22.  Meaning Of Terms. Whenever required by the context of this Lease, the
           ----------------
singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the others, and the word "person" shall include corporations, partnerships or other entities. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

   32.23.  Notices. All notices, demands or communications required or permitted
           -------
under this Lease (the "Notices") shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address set forth in Section 2.1
(q), except that when Tenant takes possession of the Premises, the address of the Premises always may be used for the purpose of delivering Notices to Tenant. Notices to Landlord shall be delivered to the address set forth in Section 2.2
(c), or such other address as Landlord may specify in writing to Tenant. Notices shall be effective on the earlier of delivery or two (2) days after they are mailed in accordance with this section.

   32.24.  Intentionally Deleted.
           ----------------------

   32.25.  Transportation Management. Tenant shall fully comply with all present
           -------------------------
or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

In Witness Whereof, the parties hereto have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

"Landlord"
Shuwa Investments Corporation,
a California corporation

By:  /s/ TAKAJI KOBAYASHI
     --------------------
     Takaji Kobayashi

Its: President

"Tenant"

BNC Mortgage, Inc.,
a California corporation

By:  /s/ EVAN R. BUCKLEY
     -------------------
     Evan R. Buckley

Its: President

                               E x h i b i t   A

                              Premises Floor Plan


                          [FLOOR PLAN OF FIRST FLOOR]

                               E x h i b i t   A

                              Premises Floor Plan


                         [FLOOR PLAN OF SECOND FLOOR]

                               E x h i b i t   B
                                                                   [LLBUILD]
                               Tenant Work Letter


This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. (For purposes of this Tenant Work Letter "Premises" shall mean only Space A). This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of the Form Office Lease to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

                                   Section 1

                Landlord's Initial Construction In The Premises

Landlord has constructed, at its sole cost and expense, the base, shell, and core of the Building (collectively, the "Base, Shell, and Core"). The Base, Shell and Core shall consist of those portions of the Premises which were in existence prior to the construction of the tenant improvements in the Premises for the prior tenant of the Premises.

                                   Section 2

                              Tenant Improvements

  2.1  Tenant Improvement Allowance. Tenant shall be entitled to a one-time
       ----------------------------
  tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Three Hundred Twenty-Nine Thousand Ninety Dollars ($329,090.00) for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of Section 9.2.1 of the Lease. If Tenant fails to utilize any portion of the Tenant Improvement Allowance on or before the date which is three (3) months after the Commencement Date (provided such three month period shall be extended to the extent any delays are caused by force majeure delays or delays due to settling problems as described in Section 10 of the Lease) such unused portion shall revert to Landlord and Tenant shall have no further rights thereto.

  2.2  Disbursement Of The Tenant Improvement Allowance. Except as otherwise set
       ------------------------------------------------
  forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers", as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost, not to exceed Five Hundred Dollars ($500.00), of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings", as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of any changes in the Base, Shell and Core when such changes are required by the Construction Drawings; (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code"); (iv) the cost of window coverings (if any) existing in the Premises; (v) the "Landlord Supervision Fee", as that term is defined in Section 4.3.2 of this Tenant Work Letter; and (vi) a portion of the costs of the tenant demising walls and public corridor walls and materials, if any, as designated by Landlord.

  2.3  Standard Tenant Improvement Package. Landlord has established
       -----------------------------------
  specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications shall be supplied to Tenant by Landlord. The quality of Tenant

  Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

                                   Section 3

                             Construction Drawings


3.1.  Selection Of Architect/Construction Drawings. Tenant shall retain an
      --------------------------------------------
      architect/space planner reasonably approved by Landlord (the "Architect") to prepare the "Construction Drawings", as that term is defined in this
      Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life/safety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions of the Base, Shell and Core, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 22.2 of this Lease shall specifically apply to the Construction Drawings.

3.2.  Final Space Plan. On or before the date set forth in Schedule 1,
      ----------------
      attached hereto, Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's reasonable approval.

3.3.  Final Working Drawings. On or before the date set forth in Schedule 1,
      ----------------------
      Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's reasonable approval.

3.4.  Permits. The Final Working Drawings shall be approved by Landlord (the
      -------
      "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Tenant shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor", as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "Permits"), and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal and shall take all necessary actions, on or before the date set forth in Schedule 1 in order to allow Contractor to receive the Permits conditioned only upon the payment of the appropriate Permit fees. Notwithstanding anything to the contrary set forth in this Section 3.4, Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that the obtaining of the same shall be Tenant's responsibility; provided however that Landlord shall, in any event, promptly cooperate with Tenant in executing permit applications and performing all other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the "Substantial Completion" of the Premises as that

OFFICE LEASE                                                  BNC MORTGAGE, INC.
--------------------------------------------------------------------------------

        term is defined in Section 5.1 of this Tenant Work Letter.

  3.5.  Time Deadlines. Tenant shall use its best, good faith, efforts and all
        --------------
        due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and with Contractor to obtain the "Contract Cost", as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in
        Schedule 1 (the "Time Deadlines"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                   Section 4

                    Construction Of The Tenant Improvements

  4.1.  Contractor. As set forth in Section 4.2, below, a contractor designated
        ----------
        by Landlord ("Contractor") shall construct the Tenant Improvements.

  4.2.  Competitive Bidding. The Contractor shall be selected pursuant to a
        -------------------
        competitive bidding process. Landlord shall select three (3) qualified, licensed and reputable general contractors to participate in the process. Tenant may select one (1) contractor for bidding provided that Tenant has provided to Landlord by the deadline established by Landlord to insure no construction delays, such information as Landlord shall reasonably require to establish that such contractor has the qualifications to perform the work (including, without limitation, qualifications to meet Landlord's bonding and insurance requirements). Each such contractor shall be notified in the bidding package of the time schedule for construction of the Tenant Improvements and that, unless Landlord otherwise requires, such contractors shall be required to use the fire, life/safety subcontractor designated by Landlord. The bids shall be submitted promptly to Landlord and a reconciliation shall be performed by Landlord to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made. Landlord shall make final selection of the contractor based on the contractors' qualifications (including financials and insurance and/or bonding capabilities), the contractors' understanding of scope of work and competitive bidding. The date of selection of such contractor shall be known hereafter as the "Selection Date" and the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements may be referred to herein as the "Contract Cost".

  4.3.  Construction Of Tenant Improvements By Contractor Under The Supervision
        -----------------------------------------------------------------------
        Of Landlord.
        -----------

  4.3.1. Over-Allowance Amount. Within three (3) business days after the
         ---------------------
Selection Date, Tenant shall deliver to Landlord cash in an amount (the "Over-Allowance Amount") equal to the difference, if any, between (i) the Contract Cost and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Selection Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

  4.3.2. Landlord's Retention Of Contractor. Landlord shall independently retain
         ----------------------------------
Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "Landlord Supervision Fee") to Landlord in an amount equal to the product of (i) three percent (3%) and (ii) an amount equal to the Tenant Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter).

  4.3.3. Contractor's Warranties And Guaranties. Landlord hereby agrees to
         --------------------------------------
assign to Tenant, to the extent assignable and to the extent reasonably necessary in order to allow Tenant to pursue the particular claim against Contractor, all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the

 Tenant Improvements.

  4.3.4. Tenant's Covenants. Tenant hereby indemnifies Landlord for any loss,
         ------------------
claims, damages or delays arising from the actions of Architect on the Premises or in the Building. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause Contractor and Architect to cause a Notice of Completion to be recorded in the office of the County Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose. In addition, immediately after the Substantial Completion of the Premises, Tenant shall have prepared and delivered to the Building a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

                                   Section 5

            Completion Of The Tenant Improvements; Commencement Date

  5.1.   Ready For Occupancy. The Premises shall be deemed "Ready for Occupancy"
         -------------------
         upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items detailed after a walk-through inspection of the Premises by Landlord and Tenant, and any tenant fixtures, work-stations, built-in furniture, or equipment that are not Landlord's responsibility to install pursuant to the final Working Drawings.

  5.2.   Delay Of The Substantial Completion Of The Premises. Except as provided
         ---------------------------------------------------
         in this Section 5.2, the Commencement Date shall occur as set forth in the Lease and Section 5.1, above. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of the following (each a "Tenant Delay"):

  5.2.1. Tenant's failure to comply with the Time Deadlines;

  5.2.2. Tenant's failure to timely approve any matter requiring Tenant's approval;

  5.2.3. A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

  5.2.4. Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

  5.2.5. Tenant's request for changes in the Approved Working Drawings;

  5.2.6. Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

  5.2.7. Changes to the Base, Shell and Core required by the Approved Working Drawings; or

  5.2.8. Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.

                                   Section 6

                                 Miscellaneous

  6.1.   Tenant's Entry Into The Premises Prior To Substantial Completion.
         ----------------------------------------------------------------
         Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

  6.2.   Freight Elevators. Intentionally Deleted.
         -----------------

  6.3.   Tenant's Representative. Tenant has designated Mr. Evan R. Buckley as
         -----------------------
         its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

  6.4.   Landlord's Representative. Landlord has designated Mr. Tiberio
         -------------------------
         DiMartino as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

  6.5.   Time Of The Essence In This Tenant Work Letter. Unless otherwise
         ----------------------------------------------
         indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

  6.6.   Tenant's Lease Default. Notwithstanding any provision to the contrary
         ----------------------
         contained in this Lease, if an event of default as described in Section 19 of the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                                   Section 7

                          Space B Tenant Improvements

Provided Tenant is not in Default under the Lease, this Tenant Work Letter shall apply to construction of Tenant Improvements to Space B, subject to the following modifications: (i) all references to Space A as or the Premises in this Work Letter shall be replaced with reference to Space B, (ii) the Tenant Improvement Allowance shall be the amount of $218,590.00 instead of $329,090.00;
(ii) the time deadlines set forth in Schedule 2 will apply instead of those set forth in Schedule 1.

                                   Section 8

                                 Miscellaneous

8.1  Hazardous Substances. In no event shall Tenant be deemed to have caused or
     --------------------
contributed to a hazardous substance being on the Premises if, in the course of making tenant improvements, alterations or modifications, asbestos is found on the Premises and is required to be inspected and/or removed. Any and all such costs relating to asbestos in the Premises prior to its delivery to Tenant (including investigation and removal of) shall be borne by Landlord.

8.2  Settling Problems. Notwithstanding anything to the contrary contained in
     -----------------
this Tenant Work Letter, in the event that the settling problems as described in
Section 10 of the Lease require the drawings to be prepared hereunder to be revised or require special work to be performed in order to accommodate such problems, the costs of such revised drawings and/or special work shall, to the extent attributable to the settling problems, be paid by Landlord, subject to the right of Landlord to treat any such special work as damage occurring during the Lease Term and subject to the terms of Section 10 and Section 14 of the Lease.

                                   Schedule 1

                           Time Deadlines For Space A



                  Dates                                          Actions To Be Performed
                  -----                                          -----------------------
A.  Ten (10) days following the mutual execution      Final Space Plan to be completed by Tenant and
    of the Lease.                                     delivered to Landlord.

B.  Twenty-Six (26) days following the mutual         Tenant to deliver Final Working Drawings to
    execution of the Lease.                           Landlord.


C.  Forty-Seven (47) days following the mutual        Tenant to cause Permits to be in position to
    execution of the Lease.                           be picked up by Contractor.




                                B-Schedule 1-1

                                  Schedule 2

                           Time Deadlines For Space B



                  Dates                                            Actions To Be Performed
                  -----                                            -----------------------
A.  No established date.                               Final Space Plan to be completed by Tenant and
                                                       delivered to Landlord.

B.  Sixteen Days (16) days following the date a        Tenant to deliver Final Working Drawings to
    Final Space Plan is delivered to Landlord.         Landlord.


C.  Thirty Seven (37) Days following the date the      Tenant to cause Permits to be in position to
    Final Space Plan is delivered to Landlord.         be picked up by Contractor.


                               B - Schedule 2-1

                               E x h i b i t   C

                               Lease Confirmation

                                                     _________________, 19___


To:  BNC Mortgage, Inc.
     1063 McGaw Avenue
     Irvine, California 92714
     "Tenant"

     Re: Office Lease dated June 15, 1997, by and between Shuwa Investments Corporation, a California corporation, as Landlord, and BNC Mortgage, Inc., a California corporation, as Tenant (the "Lease").

In accordance with the Lease, we wish to advise you and/or confirm as follows:

1. The Premises are Ready For Occupancy, and the Lease Term shall commence on or has commenced on [Date], for a term of [Beginning Term] ending on [End Term].
                     ----                  --------------             --------

2. Rent commenced to accrue on [Date], in the amount of $[Amount].
                                ----                      ------

3. If the Commencement Date is other than the first day of the month, the first billing will contain a prorata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4. Your rent checks should be made payable to [Payable To] at [Payable At].
                                               ----------      ----------

Very truly yours,

"Landlord"

Shuwa Investments Corporation,
a California corporation

By:
     --------------------
     Takaji Kobayashi

Its: President

Tenant hereby confirms the information set forth above, and further acknowledges that Landlord has fulfilled its obligations under the above referenced Lease.

"Tenant"
[Tenant Name],
 -----------
a [Type Of Entity]
   --------------
By: EXHIBIT - DO NOT SIGN
   ----------------------
   Evan R. Buckley
Its: President
Dated:
      -------------------

                               E x h i b i t  D

                              Estoppel Certificate

To:
    ----------------------
    ----------------------
    ----------------------

[Tenant Name] ("Tenant") hereby certifies as follows:
 -----------

1. The undersigned is the Tenant under that certain Office Lease dated [Date]
                                                                        ----
   (the "Lease"), executed by Shuwa Investments Corporation, a California corporation ("Landlord") as Landlord and the undersigned as Tenant, covering a portion of the property located at [Building Address], (the "Property").
                                         ----------------

2. Pursuant to the Lease, Tenant has leased approximately [Number] square feet
                                                           ------
   of space (the "Premises") at the Property and has paid to Landlord a security deposit of $[Amount]. The term of the Lease commenced on [Date] and the
                ------                                       ----
   expiration date of the Lease is [Date]. Tenant has paid rent through [Date].
                                    ----                                 ----
   The next rental payment in the amount of $[Amount] is due on [Date]. Tenant
                                              ------             ----
   is required to pay [Number] percent ([Percent]%) of all annual operating
                       ------            -------
   expenses for the Property in excess of [Amount].
                                           ------

3. Tenant rents [Number] parking spaces at a charge of $[Amount] per month per
                 ------                                  ------
   space.

4. The Lease provides for an option to extend the term of the Lease for [Number]
                                                                         ------
   years. The rental rate for such extension term is as follows: [Insert Rate
                                                                  -----------
   Information]. Except as expressly provided in the Lease, and other documents
   -----------
   attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property.

5. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as follows (include the date of such amendment, modification or supplement):
                                                           -------------------
   ---------------------------------------------------------------------------

6. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises.

7. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

8. There are no offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant, except as follows:
           ---------------------------------------------------------------------
   -----------------------------------------------------------------------------

9. Tenant has no actual or constructive knowledge of any processing, use, storage, disposal, release or treatment of any hazardous or toxic materials or substances on the Premises or the Property except as follows (if none, state "none"):
                  --------------------------------------------------------------
   -----------------------------------------------------------------------------

This Certificate is given to [Name] with the understanding that [Name] will rely
                              ----                               ----
hereon in connection with the conveyance of the Property of which the Premises constitute a part to [Name]. Following any such conveyance, Tenant agrees that
                      ----
the Lease shall remain in full force and effect and shall bind and inure to the benefit of the [Name] and its successor in interest as if no purchase had
                ----
occurred.

Dated:
      ------------------------
"Tenant"
[Tenant Name]
 -----------
a [Type Of Entity]
   --------------
By: EXHIBIT - DO NOT SIGN
    ---------------------
    [Print Name]
Its:
    ---------------------
    [Title]


               [Attach Lease And Amendments To This Certificate]

                                   EXHIBIT E

                             Rules And Regulations


1. Nuisances - No rubbish or debris of any kind shall be placed or permitted to accumulate upon or adjacent to the Premises, and no odors shall be permitted to arise therefrom, so as to be offensive or detrimental to any of the property in the vicinity thereof or to the occupants thereof. No nuisance shall be permitted to exist or operate upon or in the Premises so as to be offensive or detrimental.

    1.1 Without limiting any of the foregoing, no exterior speakers, horns, whistles/bells or other sound devices, except for security devices used exclusively for security purposes, shall be used or located or placed in the Premises.

    1.2 No tenant shall install or operate any phonograph, musical instrument, radio or receiver or similar device in the Premises in such manner as to disturb or annoy any other tenants of the building or neighborhood.

2. Trash Containers - All garbage or trash shall be placed and kept in the trash and rubbish receptacles maintained by Landlord.

3. Exterior Storage - No machinery, equipment, material or supplies shall be placed, stored or operated at the exterior or adjacent to any leasehold space, so as to be visible from outside the Premises.

4. Tenant must, upon termination of Tenant's tenancy, return to Landlord all keys to stores, offices and toilet rooms, either furnished to or otherwise procured by Tenant.

5. Damage - The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substance of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed.

6. Window Shades - No tenant shall install blinds, shades, awnings or other forms of inside or outside window coverings, or window ventilators or similar devices without the prior written consent of Landlord.

7. Wiring - Electric wiring of every kind shall be introduced and connected as directed by Tenant and no boring or cutting of wires will be allowed except with the prior consent of Landlord. Tenant shall not install any antennae, aerial wires or other equipment outside the Premises without prior approval of Landlord.

8. Installation of Floor Coverings - Tenant shall not lay tile or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste or other material, which may be easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method affixing any such vinyl tile or similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule, shall be borne by Tenant.

                                   Exhibit F

                                Letter Of Credit

                             [Insert Date Of Issue]
                             ----------------------


                                                  Irrevocable Standby Letter
                                               Of Credit No.   [Insert Number]
                                                               ---------------

Shuwa Investments Corporation
515 South Flower Street, Suite 1270
Los Angeles, California 90071-2205
Attention: Legal Department


Ladies and Gentlemen:

At the request of our customer,                    , a California
                               --------------------              ---------------

(the "Account Party"),             [Insert Name of Bank]             (the
                       ---------------------------------------------
"Bank") hereby establishes in your favor as beneficiary this irrevocable standby letter of credit (the "Letter of Credit") in the aggregate amount of
                                                                    ------------
United States Dollars (U.S. $      ) (as such amount may be reduced
                             ------
as provided herein, the "Stated Amount"). Such Stated Amount shall be available for drawing by you as hereinafter set forth.

This Letter of Credit is issued with respect to that certain Office Lease dated

[Insert Date of Office Lease], by and between you, as Landlord, and the
-----------------------------
Account Party, as Tenant, covering certain premises in the office building
located at                                                                     ,
           -------------------------------------------------------------------
California. Said Office Lease, and any modifications, renewals or extensions thereof, or substitutes therefor, shall hereinafter be referred to as the "Lease". Our obligations under this Letter of Credit are solely as set forth herein and are completely independent of the obligations of the Account Party under the Lease. You may at any time draw against any portion of this Letter of Credit without regard to and without the Bank inquiring as to your right to effect any such draw or to the existence of any defenses by the Account Party with respect thereto.

This Letter of Credit shall be effective immediately and shall expire at 5:00 p.m., Los Angeles time, on [Insert Date of Expiration of First Year];
                           ------------------------------------------
provided, however, that the expiration date of this Letter of Credit shall be automatically extended for one (1) year from the present or any future expiration date unless we give you written notice of our election not to extend the expiration date ("Notice of Non-Renewal") not later than sixty (60) days prior to the then-applicable expiration date. A Notice of Non-Renewal shall be effective when actually delivered to your address set forth above (or such other address in the State of California as you shall specify to us for such purpose by written notice received by us prior to the time the Notice of Non-Renewal is sent).

Subject to the provisions of this Letter of Credit, you are hereby irrevocably authorized to draw on this Letter of Credit on or before the then-applicable expiration date. Funds under this Letter of Credit are available to you upon receipt by Bank of the following documents only;
                                           ----

  (i) the original of this Letter of Credit; and

  (ii) a site draft in an amount not exceeding the Stated Amount of this Letter of Credit executed by the person executing the "Certificate" referred to below
  and stating that such draft is "drawn under [Insert Name of Bank]
                                              ---------------------
  Letter of Credit No. [Insert Number]"; and
                       ---------------

(iii) a certificate (the "Certificate") executed by any person stating that he or she is an officer of your company, and further stating:

      (a) that, pursuant to the terms of the Lease, you are entitled at this
          time to draw               Dollars ($      ) under this Letter of
                      --------------           -----
          Credit; or

      (b) that (x) the Notice of Non-Renewal has been given, and (y) the Account Party has not provided you with a satisfactory replacement letter of credit; or

      (c) that a petition has been filed by or against the Account Party (or its successor-in-interest as the Tenant under the Lease) pursuant to
          Section 301, Section 302, Section 303, or Section 304 of Title 11 of the United States Code.

Bank hereby agrees with you that each request for payment hereunder presented in compliance with the terms of this Letter of Credit to Bank will be duly honored by the Bank. If the Bank receives those documents in full compliance with the terms hereof at or before 5:00 p.m., Los Angeles time, on any day (a "Business Day") other than a Saturday, Sunday, or day in which commercial banks in the State of California are authorized or required by law to close, payment under this Letter of Credit shall be made to you not later than 5:00 p.m., Los Angeles time, on the third (3rd) succeeding Business Day.

Any document received by the Bank after 5:00 p.m., Los Angeles time, on any Business Day, or at any time on a non-Business Day, shall be deemed received by the Bank on the following Business Day.

This Letter of Credit shall be maintained at all times in the Stated Amount. Partial drawings under this Letter of Credit are permitted. The amount and date of presentation of any draft representing a partial drawing shall be noted on the original Letter of Credit, which will be returned promptly to you if a balance under the Letter of Credit is still available. Upon payment by the undersigned with respect to any partial drawing, the Stated Amount shall be automatically and permanently reduced by the amount of such payment.

All documents presented to the Bank in connection with a demand for payment hereunder and all other communications and notices to the Bank with respect to this Letter of Credit shall be in writing and delivered to the Bank at the address set forth below the undersigned's signature and shall specifically refer
to " [Insert Name of Bank]   Irrevocable Standby Letter of Credit No. [Insert
   -------------------------                                          -------
Number]".
--------

If a demand for payment made by you hereunder does not, in any instance, conform with the terms and conditions of this Letter of Credit, Bank shall promptly give you notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that Bank is holding any documents at your disposal or is returning them to you, as Bank may elect.

This Letter of Credit is transferable in its entirety to any successor of Landlord under the Lease. We will honor complying drafts hereunder presented by a transferee (and cease to honor drafts hereunder presented by you) upon receipt of written notice from you that you have transferred all of your rights in this Letter of Credit to such transferee. Upon receiving such written notice of transfer, and upon presentation to us of this original Letter of Credit, we will reissue this Letter of Credit naming such transferee as the beneficiary.

The terms and conditions of this Letter of Credit shall not be affected in any manner whatsoever in the event the tenant under the Lease assigns the Lease or sublets all or any portion of premises covered by the Lease.

This Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400 and, to the extent not inconsistent therewith, the laws of the State of California.

Very truly yours,


[Insert Name Of Bank]
-------------------------------

By:
    ---------------------------
Its:
    ---------------------------

Address:    [Insert Address]
        -----------------------
        -----------------------
        -----------------------

                        FIRST AMENDMENT TO OFFICE LEASE

-------------------------------------------------------------------------------

  This First Amendment to Lease, ("Amendment") dated for reference purposes only December 9, 1997 is made by and between Shuwa Investments Corporation, a California corporation ("Landlord"), and BNC Mortgage, Inc., a California corporation ("Tenant"). This Amendment amends that certain lease (including this amendment and all prior amendments thereto, the "Lease") dated June 15, 1997 by and between Landlord (or its predecessor in interest) and Tenant (or its predecessor in interest) pursuant to which Tenant leases that certain space (the "Premises") referred to therein located at 1063 McGaw, Irvine, California 92714. All capitalized terms used but not defined herein shall have the same meaning as set forth in the Lease.

                                    RECITALS

A. In connection with the performance of the tenant improvement work to Space A, certain disputes have arisen between Landlord and Tenant relating to the delays in the completion of such work and the proper determination of the Commencement Date.

B. To resolve their dispute regarding the proper determination of the Commencement Date, Landlord and Tenant have reached the agreements contained herein to conclusively determine both the Commencement Date and the Space B Commencement Date.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Commencement Date. The definition at Section 2.1.(e) of the Lease is replaced with the following: "The Commencement Date shall be December 5th, 1997."

2. Space B Commencement Date. The definition at Section 2.2.(e) of the Lease is replaced with the following: "The Space B Commencement Date shall be the earlier of: (a) the date Tenant occupies all or a portion of Space B for the purposes of conducting business therein, and (b) March 22, 1998."

In addition, references in Section 3.3. of the Lease are accordingly modified to reflect that the Space B Commencement Date is conclusively determined to be March 22, 1998 (regardless of whether Space B is Ready for Occupancy at such date), subject to Tenant's right to receive rent abatement for the Space B in the event the actual build out of the Space B Premises exceeds the Build Out Period in Section 3.3.

3. Whole Agreement. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no other additional oral or written representations or agreements.

4. Miscellaneous

  4.1. Present Status. Intentionally Deleted.

  4.2. Presumptions. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

  4.3. Not an Offer. The submission of this document to Tenant or Tenant's broker, agent or attorney for review or signature does not constitute an offer. This document shall not be binding unless and until it is executed and delivered by both parties hereto.

Landlord
Shuwa Investments Corporation,
a California corporation

     /s/ TAKAJI KOBAYASHI
     --------------------
By:  Takaji Kobayashi
Its: President


In Witness Whereof, the parties hereto have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

"Landlord"
Shuwa Investments Corporation,
a California corporation

By:  /s/ TAKAJI KOBAYASHI
     --------------------
     Takaji Kobayashi
Its: President


"Tenant"
BNC Mortgage, Inc.,
a California corporation

By:  /s/ EVAN R. BUCKLEY
     -------------------
     Evan R. Buckley
Its: President

                                   EXHIBIT C
                                   ---------

                              LEASE CONFIRMATION
                              ------------------

                                                               December 18, 1997

TO:  BNC Mortgage, Inc., a California corporation

     "Tenant"

     Re: Office Lease dated, by and between SHUWA INVESTMENTS CORPORATION, a California corporation, as Landlord, and BNC Mortgage, Inc., a California corporation, as Tenant (the "Lessee").

In accordance with the Lease, we wish to advise you and/or confirm as follows:

     1. The Premises are Ready for Occupancy, and the Lease Term shall commence on or has commenced on December 5, 1997 for a term of five (5) years ending on December 31, 2002.

     2. Rent commenced to accrue on December 5, 1997, in the amount of $42,781.70 monthly pursuant to the lease.

     3. If the Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4. Your rent checks should be made payable to North America Building Management Corporation, 3200 Bristol Street, Suite 710, Costa Mesa, California 92626, Attention: Cory Blunt.

Very truly yours,

"Landlord":

SHUWA INVESTMENTS CORPORATION,

A California corporation

By:
   ---------------------------
      Takkaji Kobayashi

Its:  President

Tenant hereby confirms the information set forth above, and further acknowledges that Landlord has fulfilled its obligations under the above referenced Lease.

"TENANT"

BNC Mortgage, Inc.
a California corporation

By:     /s/ KELLY MONAHAN
        ------------------------
        Kelly Monahan

Its:    Executive Vice President

Dated:  January 28, 1998
        ----------    --